QUALITY FRANCHISE SYSTEMS, INC.
                           DEVELOPMENT AGENT AGREEMENT

                                MJK Holdings LLC
                                DEVELOPMENT AGENT


                                 June 30th 1996
                                DATE OF AGREEMENT



            THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION.


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                                TABLE OF CONTENTS
                                                                            Page

1.   PREAMBLES AND GRANT OF RIGHTS...........................................1
     A.         PREAMBLES....................................................1
     B.         GRANT OF RIGHTS..............................................2

2.   YOUR OBLIGATIONS........................................................2
     A.         RECRUITING AND SERVICING.....................................2
     B.         MANAGEMENT OF YOUR BUSINESS..................................4
     C.         INSURANCE....................................................4
     D.         ADVERTISING..................................................4
     E.         ACCOUNTING, BOOKKEEPING AND REPORTING........................4
     F.         AGENT'S INSPECTIONS..........................................4
     G.         DEVELOPMENT AND PERFORMANCE OBLIGATIONS......................5

3.   FEES       .............................................................5
     A.         YOUR INITIAL FEE TO US.......................................5
     B.         OUR PAYMENTS TO YOU..........................................5
     C.         PAYMENTS ON OUR RESTAURANTS WITHIN THE TERRITORY.............6
     D.         REDUCTION OF FEES PAYABLE....................................6

4.   MARKS      .............................................................6
     A.         OWNERSHIP AND GOODWILL OF MARKS..............................6
     B.         LIMITATIONS ON YOUR USE OF MARKS.............................7
     C.         NOTIFICATION OF INFRINGEMENTS AND CLAIMS.....................7
     D.         DISCONTINUANCE OF USE OF MARKS...............................7
     E.         INDEMNIFICATION FOR USE OF MARKS.............................8

5.   CONFIDENTIAL INFORMATION................................................8

6.   EXCLUSIVE RELATIONSHIP..................................................9

7.   TRANSFER...............................................................10
     A.         BY US.......................................................10
     B.         BY YOU......................................................10
     C.         YOUR DEATH OR DISABILITY....................................11

8.   TERMINATION OF AGREEMENT...............................................11
     A.         BY YOU......................................................11
                BY US.......................................................11

9.   OUR AND YOUR RIGHTS AND OBLIGATIONS UPON
     TERMINATION OR EXPIRATION OF THIS AGREEMENT............................12

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                                                                          Page

     A.         PAYMENT OF AMOUNTS OWED TO YOU..............................12
     B.         MARKS.......................................................12
     C.         CONFIDENTIAL INFORMATION....................................13
     D.         COVENANT NOT TO COMPETE.....................................13
     E.         CONTINUING OBLIGATIONS......................................14

10.  RELATIONSHIP OF THE PARTIES/INDEMNIFICATION............................14
     A.         INDEPENDENT CONTRACTORS.....................................14
     B.         NO LIABILITY FOR ACTS OF OTHER PARTY........................14
     C.         INDEMNIFICATION.............................................14

11.  ENFORCEMENT............................................................15
     A.         SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS...........15
     B.         WAIVER OF OBLIGATIONS.......................................16
     C.         COSTS AND ATTORNEYS' FEES...................................17
     D.         RIGHTS OF PARTIES ARE CUMULATIVE............................17
     E.         ARBITRATION.................................................17
     F.         GOVERNING LAW...............................................19
     G.         CONSENT TO JURISDICTION.....................................19
     H.         WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL...................20
     I.         BINDING EFFECT..............................................20
     J.         LIMITATIONS OF CLAIMS.......................................20
     K.         CONSTRUCTION................................................20

12.  NOTICES AND PAYMENTS...................................................21

13.  ACKNOWLEDGMENTS........................................................21


EXHIBITS

EXHIBIT A  -  TERRITORY
EXHIBIT B  -  DEVELOPMENT SCHEDULE
GUARANTY AND ASSUMPTION OF OBLIGATIONS

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                        QUALITY FRANCHISE SYSTEMS, INC.
                          DEVELOPMENT AGENT AGREEMENT


         THIS DEVELOPMENT AGENT AGREEMENT (the "Agreement") is made and entered into this 30th day of June , 1996 , by and between QUALITY FRANCHISE SYSTEMS, INC., a Delaware corporation, with its principal business address at 3841 North Freeway Boulevard, Suite 290, Sacramento, California 95834 (referred to in this Agreement as "we," "us" or "our"), and MKJ Holdings LLC, whose principal business address is 427 Summerhill Terrace Alpine, CA 91901 (referred to in this Agreement as "you" or "your").

1.       PREAMBLES AND GRANT OF RIGHTS.

         A.       PREAMBLES.

         (1) We and our predecessors have, since 1978, expended considerable time and effort in developing and operating a pizza restaurant concept offering pizza, sandwiches, salads and other food products and services. These restaurants operate under the "Mountain Mike's Pizza" name ("Mountain Mike's Pizza Restaurants") and have distinctive business formats, methods, procedures, designs, layouts, standards and specifications, all of which have been, or may be, improved, further developed or otherwise modified from time to time.

         (2) We use, promote and license certain trademarks, service marks and other commercial symbols in operating Mountain Mike's Pizza Restaurants, including the trade and service mark "Mountain Mike's Pizza(R)," which have gained and continue to gain public acceptance and goodwill, and may continue to create, use and license additional trademarks, service marks and commercial symbols in operating Mountain Mike's Pizza Restaurants (collectively, the "Marks").

         (3) We have chosen franchising as our business strategy for creating and keeping customers for Mountain Mike's Pizza. We grant to persons who meet our qualifications and are willing to undertake the investment and effort a franchise to own and operate a Mountain Mike's Pizza Restaurant offering the products and services we authorize and approve while utilizing our business formats, methods, procedures, signs, designs, layouts, equipment, standards, specifications and Marks (the "System").

         (4) You have applied for the right to represent us as a development agent within a certain territory.

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         (5) We grant to certain  franchise  owners who meet our  qualifications the right to represent us as development agents, within defined geographic markets with which they are familiar, in recruiting and assisting us in providing certain services to other franchise owners.

B.       GRANT OF RIGHTS.

         (1) Initial Term. Subject to the terms of and upon the conditions contained in this Agreement, we hereby appoint you to represent us as our exclusive development agent during the term of this Agreement within the territory described on Exhibit A (the "Territory"). You agree to perform your obligations according to this Agreement and the standards and guidelines we issue from time. The term of this Agreement is fifteen (15) years from the date it is signed, unless sooner terminated under Section 8. Subject to Section 3.C., we (and our affiliates) can in our sole discretion (1) own and operate, and recruit and grant prospective franchise owners the right to own and operate, Mountain Mike's Pizza Restaurants at any locations within and outside the Territory and on any terms and conditions we deem appropriate; and (2) engage in any other distribution activities that we choose within and outside the Territory. Except for our agreement not to allow another franchise owner to represent us as a development agent within the Territory during the term of this Agreement, your rights under this Agreement are non-exclusive.

         (2) Successor Term. If you (and your owners) have complied with this Agreement and all other agreements between you (or your owners) and us (and our affiliates), then, when this Agreement expires, we will allow you to represent us as a development agent within the Territory for an additional ten (10) year term on the condition that you (and your owners) sign our then current form of development agent agreement and you and we agree on the minimum number of new Mountain Mike's Pizza Restaurants to be opened within the Territory during the additional term.

         (3) Your Operation Of Restaurant. You (or your owners) must at all times during the term of this Agreement own and operate at least one (1) franchised Mountain Mike's Pizza Restaurant within the Territory. You must open your first Restaurant within the Territory within one hundred eighty (180) days after the date of this Agreement. The initial franchise fee for that Restaurant is included in the amount you must pay us under Section 3.A.

2.       YOUR OBLIGATIONS.

         A.       RECRUITING AND SERVICING.

         (1) General. You agree to develop and service Mountain Mike's Pizza Restaurant franchises in the Territory. This responsibility includes, but is not limited to, advertising for franchise prospects; providing prospects with information about us on a timely basis according to our policies and federal, state and local laws and regulations; screening and qualifying prospective franchise owners; providing site selection, lease negotiation and construction advice; assisting with Restaurant openings; inspecting Restaurants; conducting

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training;  developing  marketing;  assisting  in  administering  (as we  direct)
cooperative advertising funds and programs operating in your Territory; and providing business advice to franchise owners.

         (2) Recruiting. You agree to submit to us for our review individuals who are of good character, have adequate financial resources and meet our then current criteria for franchise owners. You agree to have each prospective franchise owner complete our then current application form for a Mountain Mike's Pizza Restaurant franchise. These applications must be submitted to us with all other information we then customarily require for franchise applicants, including, without limitation, information concerning the site at which the applicant proposes to operate its Restaurant.

         We will approve or disapprove in writing applicants and/or sites you propose for Restaurants. We will use our best efforts to notify you within fifteen (15) calendar days after the later of our personal interview of the applicant, if any, and our receipt of the complete application, site report, financial statements and other required materials regarding the applicant. If we determine, in our sole discretion, that the applicant possesses sufficient financial and managerial capability and meets the other criteria we then utilize in granting franchises, and that the proposed site is suitable, we agree to offer a franchise to the applicant for a Mountain Mike's Pizza Restaurant. The franchise will be evidenced by our and the applicant's execution of our then current form of franchise agreement. You will not be a party to those franchise agreements (unless you are the franchise owner under a particular agreement). You acknowledge that we may, at our sole discretion, modify in any respect the franchise agreement and related documents we customarily use in granting Mountain Mike's Pizza Restaurant franchises. If an applicant fails to execute the franchise agreement and related documents, deliver payment of the initial franchise fee and obtain lawful possession of an approved site, we may withdraw our offer of the franchise to the applicant.

         (3) Legal Requirements. You acknowledge that we have advised you that many jurisdictions have enacted laws concerning the sale, renewal and termination of franchises and the continuing relationship between parties to a franchise. We will explain these laws to you and advise you how to comply with them in performing your obligations under this Agreement. You agree to comply with all of these laws and legal requirements in force in the Territory and to utilize only offering circulars that we have approved for use in the applicable jurisdiction. Neither you, your owners nor any employees can solicit prospective franchise owners: (a) until we have registered our franchise offering in all applicable jurisdictions and/or have provided you with an offering circular prepared in compliance with state and federal law; or (b) at any time if we notify you that a registration is not then in effect or our documents are not then in compliance with applicable law. If your activities under this Agreement require the preparation, amendment, registration or filing of information or any disclosure or other documents, only we can prepare and file all required offering circulars, ancillary documents and registration applications. All registrations must be secured before you may solicit prospective franchise owners. You agree to provide all information and execute all documents we reasonably require in order to prepare and file these documents. You agree to review all materials that we prepare for you and that we will not be liable for any errors or omissions which you have not brought to our attention.

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         B.       MANAGEMENT OF YOUR BUSINESS.

         The business you operate under this Agreement must at all times be under your (or, if you are a corporation, limited liability company or partnership, your managing shareholder's, member's or partner's ("Managing Owner")) direct, day-to-day, full-time supervision.

         C.       INSURANCE.

         You must at all times during the term of this Agreement maintain in force, at your own expense, the insurance coverage we require. This insurance must cover the risks and entities, and be in the amounts, we specify from time to time.

         D.       ADVERTISING.

         You agree to use reasonable efforts and spend reasonable amounts to advertise and promote the offer and sale of Mountain Mike's Pizza Restaurant franchises. Before you use them, samples of all advertising and promotional materials that we have not prepared or previously approved must be submitted to us for approval, which we will not unreasonably withhold. If you do not receive written disapproval within fifteen (15) days after we receive the materials, the materials will be considered approved. You cannot use any advertising or promotional materials that we have disapproved.

         E.       ACCOUNTING, BOOKKEEPING, RECORDS AND REPORTING.

         Within fifteen (15) days after the end of each month during the term of this Agreement, you agree to deliver to us a report of your business activities during that month in the form and detail we specify, including information about your efforts to solicit prospective franchise owners and find sites in the Territory.

         F.       AGENT'S INSPECTIONS.

         You agree to determine through field audits, reviews and inspections of each franchise owner in the Territory whether that franchise owner has complied satisfactorily with its Franchise Agreement and our Operations Manual and promptly notify the franchise owner in writing, with a copy (and evaluation report) to us, of any deficiencies. You understand and acknowledge that your inspections and reports are advisory only and that we have: (1) all of the rights to inspect and ascertain compliance as if this Agreement were not in effect; (2) the exclusive right to send notices of default to the franchise owner; (3) the exclusive right to terminate a Franchise Agreement; and (4) the exclusive right to take any legal action as a result of any violation of a Franchise Agreement. If you believe that any franchise owner in the Territory has breached its Franchise Agreement, you agree to document in writing all of the relevant facts and request us to investigate the breach. If, as a result of our investigation, we determine that there is a breach, we can take any action we deem appropriate.

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         G.       DEVELOPMENT AND PERFORMANCE OBLIGATIONS.

         You agree to develop Mountain Mike's Pizza Restaurants in the Territory to meet or exceed the development schedule identified on Exhibit B (the "Development Schedule"). (Each yearly period described in the Development
Schedule is referred to as a "Development Period.") A Mountain Mike's Pizza Restaurant will be included in the cumulative number of Restaurants required to be opened and operating only if it actually is operating within the Territory and complying with the terms of its Franchise Agreement; provided, however, that a Restaurant which is, with our approval, permanently closed during the last three (3) months of a Development Period after having been in operation will be included in the cumulative number of Restaurants required to be opened and operating during that particular Development Period (but not after). Any Restaurants you (or your owners) own and operate within the Territory will be included in the cumulative number of Restaurants required to be opened and operating. If you fail to comply with the Development Schedule, we can (but need not):

         (a) terminate this Agreement under Section 8;

         (b) reduce the size of the Territory to a lesser area that we determine; or

         (c) eliminate your exclusive right to solicit and service franchise owners in the Territory.

3.       FEES.

         A.       YOUR INITIAL FEE TO US.

         You agree to pay us a nonrecurring and nonrefundable initial fee in the amount of One Hundred Thousand Dollars ($ 100,000.00 ), which we will fully earn when this Agreement is signed.

         B.       OUR PAYMENTS TO YOU.

         We  will  pay  you  the  following  amounts  during  the  term  of this
Agreement:

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         (1) Initial Fees. Fifty percent (50%) of the initial  franchise fees we actually collect (not accrued) during the term of this Agreement from selling franchises in the Territory. We will pay you this amount within thirty (30) days after each franchised Restaurant opens.

         (2) Royalties. Forty percent (40%) of the Royalties, as defined in the Franchise Agreement (not including marketing or advertising fees), we actually collect (not accrued) during the term of this Agreement from Mountain Mike's Pizza Restaurants opened in the Territory during the term of this Agreement. We will pay you these amounts by the fifteenth (15th) day of each month following the month during which we actually collect the Royalties.

         (3) Transfer Fees. Fifty percent (50%) of any transfer fees we actually collect (not accrued) due to any "transfers," as defined in the Franchise Agreement, occurring during the term of this Agreement with respect to franchises we have sold within the Territory during the term of this Agreement. We will pay you these amounts within thirty (30) days after we actually collect the transfer fees.

         (4) Renewal or Successor Franchise Fees. Fifty percent (50%) of any renewal or successor franchise fees we actually collect (not accrued) during the term of this Agreement with respect to renewal or successor franchises that we grant within the Territory during the term of this Agreement. We will pay you these amounts within thirty (30) days after we actually collect the renewal or successor franchise fees.

         C.       PAYMENTS ON OUR RESTAURANTS WITHIN THE TERRITORY.

         If we (or our affiliates) establish and operate any Mountain Mike's Pizza Restaurants within the Territory, we (or our affiliates) will pay you the same fees that you would have been entitled to receive under Paragraph B above had these Restaurants been operated as franchises. We will pay you these amounts on the same due dates specified in Paragraph B.

         D.       REDUCTION OF FEES PAYABLE.

         You acknowledge and agree that we (and our affiliates) can reduce any amounts that we must pay you under this Agreement by (1) any amounts that you (or your owners) owe us (or our affiliates) under Franchise Agreements or otherwise and (2) your proportionate share of any expenses we incur with third parties to collect amounts due from franchise owners.

4.       MARKS.

         A.       OWNERSHIP AND GOODWILL OF MARKS.

         Your right to use the Marks is derived solely from this Agreement and limited to your representing us as a development agent pursuant to and in compliance with this Agreement and all operating standards we prescribe from time to time during its term. Your unauthorized use of the Marks will be a breach of this Agreement and an infringement of our rights in and to the Marks.

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You  acknowledge  and  agree  that  your  usage of the  Marks  and any  goodwill established by this use will be exclusively for our benefit and that this Agreement does not confer any goodwill or other interests in the Marks upon you (other than the right to represent us as a development agent under this Agreement). All provisions of this Agreement applicable to the Marks apply to any additional proprietary trade and service marks and commercial symbols we authorize you to use.

         B.       LIMITATIONS ON YOUR USE OF MARKS.

         You may not use any Mark as part of any corporate or legal business name or with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos we have licensed to you), or in any modified form, nor may you use any Mark in any manner we have not expressly authorized in writing. You agree to display the Marks prominently in the manner we prescribe on forms, advertising and marketing materials, supplies and other materials we designate. You agree to give the notices of trade and service mark registrations that we specify and to obtain any fictitious or assumed name registrations required under applicable law.

         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS.

         You agree to notify us immediately of any apparent infringement or challenge to your use of any Mark, or of any claim by any person of any rights in any Mark, and not to communicate with any person other than us and our attorneys, and your attorneys, in any infringement, challenge or claim. We can take the action we deem appropriate and control exclusively any litigation, U.S. Patent and Trademark Office proceeding or any other administrative proceeding arising out of any infringement, challenge or claim or otherwise relating to any Mark. You agree to sign any and all instruments and documents, render the assistance and do the acts and things that, in the opinion of our attorneys, may be necessary or advisable to protect and maintain our interests in any litigation or Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Marks.

         D.       DISCONTINUANCE OF USE OF MARKS.

         If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue the use of any Mark and/or use one or more additional or substitute trade or service marks, you agree to comply with our directions within a reasonable time after receiving notice. We will not be obligated to reimburse you for any expenses you incur in doing so, for any loss of revenue attributable to any modified or discontinued Mark or for any expenditures you make to promote a modified or substitute trademark or service mark.

         E.       INDEMNIFICATION FOR USE OF MARKS.

         We agree to indemnify you against and to reimburse you for all damages for which you are held liable in any proceeding arising out of your authorized use of any Mark under this Agreement and for all costs you reasonably incur in defending any such claim brought against you or any such proceeding in which you are named as a party, provided that you have timely notified us of the claim or

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proceeding and otherwise have complied with this  Agreement.  At our option,  we can defend and control the defense of any proceeding arising out of your use of any Mark under this Agreement.

5.       CONFIDENTIAL INFORMATION.

         We  possess  (and  will  continue  to  develop  and  acquire)   certain
confidential information (the "Confidential Information") relating to the development and operation of Mountain Mike's Pizza Restaurants, which includes (without limitation):

         (1) recipes;

         (2) site selection criteria;

         (3) methods, formats, specifications, standards, systems, procedures, sales and marketing techniques, knowledge and experience used in developing and operating Mountain Mike's Pizza Restaurants;

         (4) marketing and advertising programs for Mountain Mike's Pizza Restaurants;

         (5) knowledge of specifications for and suppliers of certain equipment, products, materials and supplies; and

         (6) knowledge of the operating results and financial performance of Mountain Mike's Pizza Restaurants.

         You acknowledge and agree that you will not acquire any interest in Confidential Information, other than the right to utilize Confidential Information disclosed to you in representing us as a development agent during the term of this Agreement, and that the use or duplication of any Confidential Information in any other business would constitute an unfair method of competition. You further acknowledge and agree that Confidential Information is proprietary, includes our trade secrets and is disclosed to you solely on the condition that you agree, and you do hereby agree, that you:

                  (a) will not use Confidential Information in any other business or capacity;

                  (b) will maintain the absolute confidentiality of Confidential
              Information during and after the term of this Agreement;

                  (c) will not make unauthorized copies of any portion of Confidential Information disclosed via electronic medium or in written or other tangible form; and

                  (d) will adopt and implement all reasonable procedures that we prescribe from time to time to prevent unauthorized use or

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

              disclosure  of  Confidential   Information,   including,   without
              limitation, restrictions on its disclosure to your personnel and others.

         You agree that we (and our affiliates) will have the perpetual right to use and authorize other Mountain Mike's Pizza Restaurant franchise owners to use, and you agree fully and promptly to disclose to us, all ideas, concepts, formulas, recipes, techniques or materials relating to a Mountain Mike's Pizza Restaurant that you and/or your employees conceive or develop during the term of this Agreement.

         Despite the foregoing, Confidential Information does not include information, knowledge or know-how which a person can prove he or she knew before becoming aware of it as a result of anything we or a franchise owner provided directly or indirectly or before his or her operation of or presence at a Mountain Mike's Pizza Restaurant. If we include any matter in Confidential Information, anyone who claims that it is not Confidential Information has the burden of proving that the exclusion provided in this paragraph is fulfilled.

6.       EXCLUSIVE RELATIONSHIP.

         You acknowledge and agree that we would be unable to protect Confidential Information against unauthorized use or disclosure or to encourage a free exchange of ideas and information among Mountain Mike's Pizza Restaurants if franchise owners of Mountain Mike's Pizza Restaurants and our development agents were permitted to hold interests in or perform services for a Competitive Business (defined below). You also acknowledge that we have granted these rights to you in consideration of and reliance upon your agreement to deal exclusively with us. You therefore agree that, during the term of this Agreement, neither you nor any of your owners (nor any of your or your owners' spouses) will:

         (1) have any direct or indirect controlling interest as a disclosed or beneficial owner in a Competitive Business, wherever located;

         (2) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within the Territory;

         (3) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within ten (10) miles of any Mountain Mike's Pizza Restaurant;

         (4) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business, wherever located;

         (5) recruit or hire any person who is our employee or the employee of any Mountain Mike's Pizza Restaurant without obtaining the prior written permission of that person's employer;

         (6) divert or attempt to divert any actual or potential business or customer of a Mountain Mike's Pizza Restaurant to another business; or

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         (7) engage in any other  activity  which may injure the goodwill of the
Marks and System.

The term "Competitive Business," as used in this Agreement, means any business operating, or granting franchises or licenses to others to operate, any restaurant or food service business featuring pizza as its primary product (other than a Mountain Mike's Pizza Restaurant operated under a franchise agreement with us). You agree to obtain similar covenants from the personnel we specify.

7.       TRANSFER.

         A.       BY US.

         This Agreement is fully transferable by us and will inure to the benefit of any transferee or other legal successor to our interests in this Agreement.

         B.       BY YOU.

         You understand and acknowledge that the rights and duties created by this Agreement are personal to you (or, if you are a corporation, limited liability company or partnership, to your owners) and that we have granted these rights to you in reliance upon our perceptions of your (or your owners') individual or collective character, skill, aptitude, attitude, business ability and financial capacity. Accordingly, neither this Agreement (or any interest herein) nor any ownership or other interest in you may be transferred without our prior written approval, which we can withhold for any or no reason. Any transfer without this approval constitutes a breach of this Agreement and is void and of no effect. As used in this Agreement, the term "transfer" includes your (or your owners') voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition of any interest in this Agreement or you.

C.       YOUR DEATH OR DISABILITY.

         Upon your or your Managing Owner's death or disability, we will allow this Agreement or the Managing Owner's interest in you to be transferred to an immediate family member if the transferee has sufficient business experience, aptitude and financial resources to represent us as a development agent and agrees to comply with this Agreement. This transfer must take place within six
(6) months after death or disability. The term "disability" means a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent you or your Managing Owner from supervising the development and servicing of Mountain Mike's Pizza Restaurants within the Territory.

8.       TERMINATION OF AGREEMENT.

         A.       BY YOU.

         You can terminate this Agreement at any time by giving us at least ninety (90) days' prior written notice of termination.

         B.       BY US.

         We can terminate this Agreement, effective upon delivery of written notice of termination to you, if:

         (1) you (or any of your owners) have made or make any material misrepresentation or omission in acquiring the rights granted under this Agreement or while representing us as a development agent;

         (2) you fail actively to perform your obligations under this Agreement;

         (3) you (or any of your owners) are or have been convicted by a trial court of, or plead or have pleaded no contest to, a felony;

         (4) you (or any of your owners) engage in any dishonest or unethical conduct which may adversely affect the reputation of Mountain Mike's Pizza Restaurants or the goodwill associated with the Marks;

         (5) you (or any of your owners) make an unauthorized assignment of this Agreement or of an ownership interest in you;

         (6) this Agreement or the Managing Owner's interest in you is not assigned as required upon your or the Managing Owner's death or disability;

         (7) you fail to meet the Development Schedule during any Development Period;

         (8) we have sent a notice of termination under any Franchise Agreement for a Mountain Mike's Pizza Restaurant between you (or any of your owners) and us or you fail to own and operate at least one (1) Mountain Mike's Pizza Restaurant within the Territory, as required under Section 1.B.;

         (9) you (or any of your owners) make any unauthorized use or disclosure of any Confidential Information in violation of this Agreement;

         (10) you (or any of your owners) fail on three (3) or more separate occasions within any period of twelve (12) consecutive months to comply with this Agreement, whether or not the failures are corrected after written notice of the failures is delivered to you;

         (11) you make an assignment for the benefit of creditors or admit in writing your insolvency or inability to pay your debts generally as they become due; or

         (12) you (or any of your owners) fail to comply with any other provision of this Agreement or any of our operating standards and do not correct the failure within thirty (30) days after written notice of the failure to comply is delivered to you.

9. OUR AND YOUR RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT.

         A.       PAYMENT OF AMOUNTS OWED TO YOU.

         We agree to pay you within fifteen (15) days after the effective date of termination or expiration of this Agreement, or on any later date that the amounts due to you are determined, all amounts owed to you which then are unpaid (subject to our rights under Section 3.D.). We are not obligated to pay you any amounts that accrue after the effective date of termination or expiration.

         B.       MARKS.

         Upon the termination or expiration of this Agreement:

         (1) you may not directly or indirectly at any time or in any manner (except with Mountain Mike's Pizza Restaurants you own and operate) identify yourself or any business as a current or former development agent of Mountain Mike's Pizza Restaurants, use any Mark, any colorable imitation thereof or other indicia of a Mountain Mike's Pizza Restaurant in any manner or for any purpose or utilize for any purpose any trade name, trade or service mark or other commercial symbol that indicates or suggests a connection or association with us;

         (2) you agree to take the action required to cancel all fictitious or assumed name or equivalent registrations relating to your use of any Mark; and

         (3) you agree to deliver to us within thirty (30) days all signs, marketing materials, forms and other materials containing any Mark or otherwise identifying or relating to a Mountain Mike's Pizza Restaurant and allow us, without liability to you or third parties, to remove all of these items from wherever they are located.

         C.       CONFIDENTIAL INFORMATION.

         You agree that, upon termination or expiration of this Agreement, you will immediately cease to use any of our Confidential Information in any business or otherwise (except in operating Mountain Mike's Pizza Restaurants under Franchise Agreements with us) and return to us all copies of any confidential materials that we have loaned to you.

         D.       COVENANT NOT TO COMPETE.

         Upon

         (1) our termination of this Agreement according to its terms and conditions,

         (2) your termination of this Agreement, or

         (3) expiration of this Agreement (without renewal),

you and your owners agree that, for a period of two (2) years commencing on the effective date of termination or expiration or the date on which all persons restricted by this Paragraph begin to comply with this Paragraph, whichever is later, neither you nor any of your owners will have any direct or indirect interest (e.g., through a spouse) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business (as defined in Section 6 above) operating:

                  (a) within the Territory; or

                  (b) within one (1) mile of any Mountain Mike's Pizza Restaurant in operation or under construction on the later of the effective date of the termination or expiration or the date on which all persons restricted by this Paragraph begin to comply with this Paragraph.

         If any person restricted by this Paragraph refuses voluntarily to comply with these obligations, the two (2) year period will commence with the entry of a court order enforcing this provision. You and your owners expressly acknowledge that you possess skills and abilities of a general nature and have other opportunities for exploiting these skills. Consequently, enforcement of the covenants made in this Paragraph will not deprive you of your personal goodwill or ability to earn a living.

         E.       CONTINUING OBLIGATIONS.

         All of our and your (and your owners') obligations which expressly or by their nature survive the expiration or termination of this Agreement will continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

10.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION.

         A.       INDEPENDENT CONTRACTORS.

         You and we understand and agree that this Agreement does not create a fiduciary relationship between you and us, that you and we are and will be independent contractors, that we have appointed you as our special agent for a particular purpose and that nothing in this Agreement is intended to make either you or us a general agent, joint venturer, partner or employee of the other for any purpose. You agree to identify yourself conspicuously in all dealings with existing and prospective franchise owners, lessors, suppliers, public officials and others as the owner of a business under a development agent agreement we have granted and to place notices of independent ownership on the forms, business cards, stationery and advertising and other materials we require from time to time.

         B.       NO LIABILITY FOR ACTS OF OTHER PARTY.

         You agree not to employ any of the Marks in signing any contract or applying for any license or permit, or in a manner that may result in our liability for any of your indebtedness or obligations, and that you will not use the Marks in any way we have not expressly authorized. Neither we nor you will make any express or implied agreements, warranties, guarantees or representations or incur any debt in the name or on behalf of the other, represent that our respective relationship is other than franchisor and development agent or be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing. We will not be obligated for any damages to any person or property directly or indirectly arising out of the business you conduct under this Agreement.

         C.       INDEMNIFICATION.

         (i) You agree to indemnify, defend and hold harmless us, our affiliates and our respective shareholders, directors, officers, employees, agents, successors and assignees (the "Indemnified Parties") against and to reimburse any one or more of the Indemnified Parties for all claims, obligations and damages described in this Paragraph and any and all claims and liabilities directly or indirectly arising out of your activities under this Agreement or your breach of this Agreement. For purposes of this indemnification, "claims" include all obligations, damages (actual, consequential or otherwise) and costs reasonably incurred in defending any claim against any of the Indemnified Parties, including, without limitation, reasonable accountants', arbitrators', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other expenses of litigation, arbitration or alternative dispute resolution and travel and living expenses. We and each of the other Indemnified Parties can defend any claim against us and them and agree to settlements or take any other remedial, corrective or other actions we and/or they deem expedient. This indemnity will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

         Under no circumstances will we or any other Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate our, their or your losses and expenses, in order to maintain and recover fully a claim against you. You agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts we or another Indemnified Party may recover from you.

         (ii) We agree to indemnify, defend and hold harmless you and your shareholders, directors, officers, employees, agents, successors and assignees (the "Development Agent Indemnified Parties") against and to reimburse you for all claims, obligations and damages (as defined in subparagraph (i) above) for which you are held liable in an action or proceeding asserted by a third party as a result of our defaults, negligence or intentional misconduct toward that third party.

         Under no circumstances will you or any other Development Agent Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate your, their or our losses and expenses, in order to maintain and recover fully a claim against us. We agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts you or another Development Agent Indemnified Party may recover from us.

11.      ENFORCEMENT.

         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

         Except as expressly provided to the contrary in this Agreement, each section, paragraph, term and provision of this Agreement will be considered severable, and if, for any reason, any provision is held to be invalid or contrary to or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which we are a party, that ruling will not impair the operation of, or have any other effect upon, the other portions of this Agreement that may remain otherwise intelligible, which will continue to be given full force and effect and bind the parties, although any portion held to be invalid will be deemed not to be a part of this Agreement from the date the time for appeal expires, if you are a party to the proceeding, otherwise upon your receipt from us of a notice of non-enforcement.

         If any covenant in this Agreement which restricts competitive activity is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited and/or length of time, but would be enforceable by reducing any part or all of it, you and we agree that the covenant will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction whose law is applicable to the validity of the covenant.

         If any applicable and binding law or rule of any jurisdiction requires a greater prior notice than is required under this Agreement of the termination of this Agreement or of our refusal to enter into a successor development agent agreement, or the taking of some other action not required under this Agreement, or if, under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any operating standard is invalid or unenforceable, the prior notice and/or other action required by the law or rule will be substituted for the comparable provisions of this Agreement, and we will have the right, in our sole discretion, to modify the invalid or unenforceable provision or operating standard to the extent required to be valid and enforceable. You agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision of this Agreement, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions of this Agreement, or any operating standard, any portion or portions which a court or arbitrator may hold to be unenforceable in a final decision to which we are a party, or from reducing the scope of any promise or covenant to the extent required to comply with a court order or arbitration award. These modifications to this Agreement will be effective only in that jurisdiction, unless we elect to give them greater applicability, and will be enforced as originally made and entered into in all other jurisdictions.

         B.       WAIVER OF OBLIGATIONS.

         We and you may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice to the other or another effective date stated in the notice of waiver. Any waiver we grant will be without prejudice to any other rights we may have, will be subject to our continuing review and may be revoked, in our sole discretion, at any time and for any reason, effective upon delivery to you of ten (10) days' prior written notice.

         We and you will not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, our right to demand exact compliance with every term, condition and covenant in this Agreement or to declare any breach to be a default and to terminate this Agreement before the expiration of its term) by virtue of any custom or practice at variance with the terms of this Agreement; our or your failure, refusal or neglect to exercise any right under this Agreement or to insist upon exact compliance by the other with our and your obligations under this Agreement; our waiver, forbearance, delay, failure or omission to exercise any right, power or option, whether of the same, similar or different nature, with other Mountain Mike's Pizza Restaurant development agents; or the existence of other development agent agreements for Mountain Mike's Pizza Restaurants which contain different provisions from those contained in this Agreement.

         C.       COSTS AND ATTORNEYS' FEES.

         If we incur expenses due to your failure to comply with this Agreement, you agree to reimburse us for any of the costs and expenses which we incur, including, without limitation, reasonable accounting, attorneys', arbitrators' and related fees.

         D.       RIGHTS OF PARTIES ARE CUMULATIVE.

         Our and your rights under this Agreement are cumulative, and no exercise or enforcement by us or you of any right or remedy under this Agreement will preclude our or your exercise or enforcement of any other right or remedy under this Agreement which we or you are entitled by law to enforce.

         E.       ARBITRATION.

         EXCEPT FOR CONTROVERSIES, DISPUTES OR CLAIMS RELATED TO OR BASED ON YOUR USE OF THE MARKS AFTER THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN US AND OUR SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

         (1) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THESE AGREEMENTS;

         (2) OUR RELATIONSHIP WITH YOU;

         (3) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THESE AGREEMENTS; OR

         (4) ANY OPERATING STANDARD RELATING TO THE DEVELOPMENT AND SERVICING OF MOUNTAIN MIKE'S PIZZA RESTAURANTS;

WILL BE SUBMITTED FOR ARBITRATION, ON DEMAND OF EITHER PARTY, TO THE OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION CLOSEST TO OUR THEN EXISTING PRINCIPAL BUSINESS ADDRESS. THE ARBITRATION PROCEEDINGS WILL BE CONDUCTED AT THAT AMERICAN ARBITRATION ASSOCIATION OFFICE AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. SS. 1 ET SEQ.) AND NOT BY ANY STATE ARBITRATION LAW.

         THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN HIS AWARD ANY RELIEF WHICH DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE DUE), SPECIFIC

PERFORMANCE, INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH H OF THIS SECTION, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

         WE AND YOU AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. WE AND YOU FURTHER AGREE THAT, IN CONNECTION WITH ANY ARBITRATION PROCEEDINGS, EACH MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

         WE AND YOU AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN US AND OUR SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND/OR YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN US AND ANY OTHER PERSON, CORPORATION OR PARTNERSHIP.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS PARAGRAPH, WE AND YOU EACH HAVE THE RIGHT IN A PROPER CASE TO SEEK TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT
JURISDICTION: PROVIDED, HOWEVER, THAT WE AND YOU MUST CONTEMPORANEOUSLY SUBMIT OUR DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED IN THIS SECTION.

         THE PROVISIONS OF THIS PARAGRAPH ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT
SUBSEQUENT  TO  AND  NOTWITHSTANDING  THE  EXPIRATION  OR  TERMINATION  OF  THIS
AGREEMENT.

         F.       GOVERNING LAW.

         ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. ss.ss. 1 ET SEQ.). EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15

U.S.C. SECTIONS 1051 ET SEQ.) OR OTHER FEDERAL LAW, THIS AGREEMENT AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN YOU AND US WILL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE TERRITORY IS LOCATED, EXCEPT THAT ANY STATE LAW REGULATING THE SALE OF FRANCHISES (OR DEVELOPMENT AGENT RIGHTS) OR GOVERNING THE RELATIONSHIP OF A FRANCHISOR AND ITS FRANCHISEE (OR DEVELOPMENT AGENT) WILL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

         G.       CONSENT TO JURISDICTION.

         SUBJECT TO SECTION 11.E. AND THE PROVISIONS BELOW, YOU AND YOUR OWNERS AGREE THAT ALL ACTIONS ARISING UNDER THIS AGREEMENT OR OTHERWISE AS A RESULT OF THE RELATIONSHIP BETWEEN YOU AND US SHALL BE COMMENCED IN THE STATE, AND IN THE STATE OR FEDERAL COURT OF GENERAL JURISDICTION CLOSEST TO, WHERE OUR PRINCIPAL BUSINESS ADDRESS THEN IS LOCATED, AND YOU (AND EACH OWNER) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION YOU (AND EACH OWNER) MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, YOU AND YOUR OWNERS AGREE THAT WE MAY ENFORCE THIS AGREEMENT AND ANY ARBITRATION ORDERS IN THE COURTS OF THE STATE OR STATES IN WHICH YOU ARE DOMICILED OR THE TERRITORY IS LOCATED.

         H.       WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL.

         EXCEPT FOR YOUR OBLIGATION TO INDEMNIFY US UNDER SECTION 10.C. AND CLAIMS WE BRING AGAINST YOU FOR YOUR UNAUTHORIZED USE OF THE MARKS OR UNAUTHORIZED USE OR DISCLOSURE OF ANY CONFIDENTIAL INFORMATION, WE AND YOU AND YOUR RESPECTIVE OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT, IN THE EVENT OF A DISPUTE BETWEEN US, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

         WE AND YOU IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF US.

         I.       BINDING EFFECT.

         This Agreement is binding upon us and you and our respective executors, administrators, heirs, beneficiaries, assigns and successors in interest and may not be modified except by a written agreement signed by you and us.

         J.       LIMITATIONS OF CLAIMS.

         Any and all claims arising out of or relating to this Agreement or our relationship with you will be barred unless a judicial or arbitration proceeding is commenced within one (1) year from the date on which the party asserting the claim knew or should have known of the facts giving rise to the claims.

         K.       CONSTRUCTION

         The preambles and exhibits are a part of this Agreement which, together with our written policies, constitutes our and your entire agreement, and there are no other oral or written understandings or agreements between us and you relating to the subject matter of this Agreement. Except as contemplated by the arbitration provisions of Section 11.E., nothing in this Agreement is intended, nor is deemed, to confer any rights or remedies upon any person or legal entity not a party hereto.

         Except where this Agreement expressly obligates us reasonably to approve or not unreasonably to withhold our approval of any of your actions or requests, we have the absolute right to refuse any request you make or to withhold our approval of any of your proposed, initiated or effected actions that require our approval. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of these sections or paragraphs.

         References in this Agreement to "we," "us" and "our," with respect to all of our rights and all of your obligations to us under this Agreement, will be deemed to include any of our affiliates with whom you deal. The term "affiliate," as used herein with respect to you or us, means any person or entity directly or indirectly owned or controlled by, under common control with or owning or controlling you or us. For purposes of this definition, "control" means the power to direct or cause the direction of management and policies.

         If two or more persons are at any time the Development Agent under this Agreement, whether as partners or joint venturers, their obligations and liabilities to us will be joint and several. References to "owner" mean any person holding a direct or indirect, legal or beneficial ownership interest or voting rights in you, including, without limitation, any person who has a direct or indirect interest in you or this Agreement and any person who has any other legal or equitable interest, or the power to vest in himself or herself any legal or equitable interest, in its revenue, profits, rights or assets. "Person" means any natural person, corporation, limited liability company, general or limited partnership, unincorporated association, cooperative or other legal or functional entity.

         This Agreement may be executed in multiple copies, each of which will be deemed an original.

12.      NOTICES AND PAYMENTS.

         All written notices, reports and payments permitted or required to be delivered by the provisions of this Agreement will be deemed so delivered:

         (1) at the time delivered by hand;

         (2) at the time delivered via computer transmission;

         (3) one (1) business day after transmission by telecopy, facsimile or other electronic system;

         (4) one (1) business day after being placed in the hands of a commercial courier service for next business day delivery; or

         (5) three (3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid;

and must be addressed to the party to be notified at its most current principal business address of which the notifying party has been notified.

         13.      ACKNOWLEDGMENTS.

         You acknowledge:

         (1) That you have conducted an independent investigation of this business opportunity and recognize that, like any other business, it involves business risks.

         (2) That your business abilities and efforts are vital to the success of your business.

         (3) That you are committed to maintaining the standards we prescribe for development agents.

         (4) That any information you have acquired from other Mountain Mike's Pizza Restaurant development agents relating to their profits or cash flows does not constitute information obtained from us, nor do we make any representation as to the accuracy of any such information.

         (5) That in all of their dealings with you, our officers, directors, employees and agents have acted only in a representative, and not in an individual, capacity and that business dealings between you and them as a result of this Agreement are solely between you and us.

         (6) That you have represented to us, as an inducement to our entry into this Agreement, that all statements you have made and all materials you have submitted to us are accurate and complete and that you have made no misrepresentations or material omissions in obtaining the rights granted by this Agreement.

         (7) That you have read this Agreement and our Franchise Offering Circular and understand and accept that the terms, conditions and covenants which are contained in this Agreement are reasonably necessary for us to maintain our high standards of quality and service and consequently to protect and preserve the goodwill of the Marks.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective on the date stated on the first page.


QUALITY FRANCHISE                            DEVELOPMENT AGENT
SYSTEMS, INC., a Delaware corporation
                       (IF CORPORATION, LIMITED LIABILITY
                            COMPANY OR PARTNERSHIP):

                                             MKJ Holdings LLC
                                             ----------------------------------
                                             [Name]

                           Members of MKJ Holdings LLC
                                             ----------------------------------

/s/ Bradley Gordon
-------------------------------------        ----------------------------------
By:  Bradley Gordon                          By:   Michael J. Feinstein
-------------------------------------        ----------------------------------
Title:  President & CEO

                           /s/ Katherine K. Feinstein
                                             ----------------------------------
                                             By:   Katherine K. Feinstein
                                             ----------------------------------


                                              /s/ J.D. Hade
                                             ----------------------------------
                                             By:   J. D. Hade
                                             ----------------------------------

                                    EXHIBIT A

                                 EXCLUSIVE AREA

         1. The Territory referred to in Section 1.B. of the Development Agent Agreement will be as follows:

         San Diego County
--------------------------------------------------------------------------------
         Imperial County
--------------------------------------------------------------------------------
         Riverside County
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         If the Territory is identified by counties or other political subdivisions, political boundaries will be considered fixed as of the date of this Agreement and will not change, notwithstanding a political reorganization or change to the boundaries or regions. All street boundaries will be deemed to end at the street center line unless otherwise specified above.

QUALITY FRANCHISE                           DEVELOPMENT AGENT
SYSTEMS, INC., a Delaware
corporation                                 (IF CORPORATION, LIMITED LIABILITY
                                            COMPANY OR PARTNERSHIP):

/s/ Bradley Gordon
---------------------------------------
By:  Bradley Gordon
---------------------------------------      -----------------------------------
Title:  President & CEO                      (Name)


                           Members of MKJ Holdings LLC
                                             -----------------------------------

                                             /s/ Michael J. Feinstein
                                             -----------------------------------

                                             By:  Michael J. Feinstein
                                             -----------------------------------
                                             (Name) For MKJ LLC

                           /s/ Katherine K. Feinstein
                                             -----------------------------------
                                             By:   Katherine K. Feinstein
                                             -----------------------------------
                                            (Name) For MKJ LLC


                                             /s/ J.D. Hade
                                             -----------------------------------
                                             By:   J. D. Hade
                                             -----------------------------------
                                             (Name) For MKJ LLC

                                    EXHIBIT B

                              DEVELOPMENT SCHEDULE

         The Development Schedule referred to in Section 2.G. of the Development Agent Agreement will be as follows:
                                                       Cumulative Number of
                         Number of New                  Restaurants to be
                         Restaurants to be Opened      Operating Within
                         Within the Territory         the Territory
Date Required~           By  Specified Date~           By Specified Date~

  6/1/97                        3                            3
  6/1/98                        3                            6
  6/1/99                        3                            9
  6/1/00                        3                           12
  6/1/01                        3                           15
----/----/-----

----/----/-----

----/----/-----

----/----/-----

----/----/-----

----/----/-----

----/----/-----

----/----/-----



QUALITY FRANCHISE                         DEVELOPMENT AGENT
SYSTEMS, INC., a Delaware
corporation                               (IF CORPORATION, LIMITED LIABILITY
                                          COMPANY OR PARTNERSHIP):

By:  /s/ Bradley Gordon                   MKJ Holdings LLC
----------------------------              -----------------------------------
Title:  President & CEO                   [Name]

                                          By:      /s/ J.D. Hade
                                          -----------------------------------
                                          Title:  Member

                                          Members of MKJ Holdings LLC
                                          -----------------------------------

                                          By:   /s/ Michael J. Feinstein
                                          -----------------------------------
                                          (Name)  For MKJ LLC


                                          /s/ Katherine K. Feinstein
                                          -----------------------------------
                                          By:  Katherine K. Feinstein
                                          -----------------------------------
                                          (Name) For MKJ LLC


                                           /s/ J.D. Hade
                                          -----------------------------------
                                          By:   J.D. Hade
                                          -----------------------------------
                                          (Name) For MKJ LLC

                     GUARANTY AND ASSUMPTION OF OBLIGATIONS


         THIS GUARANTY AND ASSUMPTION OF OBLIGATIONS is given this June 30th day of 1996, by MKJ Holdings, LLC

In consideration of, and as an inducement to, the execution of that certain Development Agent Agreement of even date herewith (the "Agreement") by Quality Franchise Systems, Inc. ("us," "we" or "our"), each of the undersigned hereby personally and unconditionally (a) guarantees to us and our successors and assigns, for the term of the Agreement and thereafter as provided in the Agreement, that ______________________ ("Development Agent") will punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement and (b) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement, both monetary obligations and obligations to take or refrain from taking specific actions or to engage or refrain from engaging in specific activities.

Each of the undersigned consents and agrees that: (1) his or her direct and immediate liability under this guaranty will be joint and several; (2) he or she will render any payment or performance required under the Agreement upon demand if Development Agent fails or refuses punctually to do so; (3) such liability will not be contingent or conditioned upon our pursuit of any remedies against Development Agent or any other person; and (4) such liability will not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which we may from time to time grant to Development Agent or to any other person, including, without limitation, the compromise or release of any claims, none of which will in any way modify or amend this guaranty, which will be continuing and irrevocable during the term of the Agreement.

Each  of  the  undersigned   waives  all  rights  to  payments  and  claims  for
reimbursement or subrogation which any of the undersigned may have against Development Agent arising as a result of the undersigned's execution of and performance under this guaranty.

IN WITNESS WHEREOF, each of the undersigned has affixed his or her signature on the same day and year as the Agreement was executed.

GUARANTOR(S)

/s/ Michael J. Feinstein                        /s/ J.D. Hade
-----------------------------                   -------------------------------
/s/ Katherine K. Feinstein
-----------------------------

                         QUALITY FRANCHISE SYSTEMS, INC.
                           DEVELOPMENT AGENT AGREEMENT







                                DEVELOPMENT AGENT


                                   May 1, 1996
                                DATE OF AGREEMENT









            THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION.

                                TABLE OF CONTENTS
                                                                            Page


1.       PREAMBLES AND GRANT OF RIGHTS.......................................  1
         A.       PREAMBLES..................................................  1
         B.       GRANT OF RIGHTS............................................  2

2.       YOUR OBLIGATIONS....................................................  2
         A.       RECRUITING AND SERVICING...................................  2
         B.       MANAGEMENT OF YOUR BUSINESS................................  4
         C.       INSURANCE..................................................  4
         D.       ADVERTISING................................................  4
         E.       ACCOUNTING, BOOKKEEPING, RECORDS AND REPORTING.............  4
         F.       AGENT'S INSPECTIONS........................................  4
         G.       DEVELOPMENT AND PERFORMANCE OBLIGATIONS....................  5

3.       FEES................................................................  5
         A.       YOUR INITIAL FEE TO US.....................................  5
         B.       OUR PAYMENTS TO YOU........................................  5
         C.       PAYMENTS ON OUR RESTAURANTS WITHIN THE TERRITORY...........  6
         D.       REDUCTION OF FEES PAYABLE..................................  6

4.       MARKS...............................................................  6
         A.       OWNERSHIP AND GOODWILL OF MARKS............................  6
         B.       LIMITATIONS ON YOUR USE OF MARKS...........................  7
         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS...................  7
         D.       DISCONTINUANCE OF USE OF MARKS.............................  7
         E.       INDEMNIFICATION FOR USE OF MARKS...........................  8

5.       CONFIDENTIAL INFORMATION............................................  8

6.       EXCLUSIVE RELATIONSHIP..............................................  9

7.       TRANSFER............................................................ 10
         A.       BY US...................................................... 10
         B.       BY YOU..................................................... 10
         C.       YOUR DEATH OR DISABILITY................................... 11

8.       TERMINATION OF AGREEMENT............................................ 11

         A.       BY YOU..................................................... 11
         B.       BY US...................................................... 11

9.       OUR AND YOUR RIGHTS AND OBLIGATIONS UPON
         TERMINATION OR EXPIRATION OF THIS AGREEMENT......................... 12
         A.       PAYMENT OF AMOUNTS OWED TO YOU............................. 12
         B.       MARKS...................................................... 12
         C.       CONFIDENTIAL INFORMATION................................... 13
         D.       COVENANT NOT TO COMPETE.................................... 13
         E.       CONTINUING OBLIGATIONS..................................... 14

10.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION......................... 14
         A.       INDEPENDENT CONTRACTORS.................................... 14
         B.       NO LIABILITY FOR ACTS OF OTHER PARTY....................... 14
         C.       INDEMNIFICATION............................................ 14

11.      ENFORCEMENT......................................................... 15
         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.......... 15
         B.       WAIVER OF OBLIGATIONS...................................... 16
         C.       COSTS AND ATTORNEYS' FEES.................................. 17
         D.       RIGHTS OF PARTIES ARE CUMULATIVE........................... 17
         E.       ARBITRATION................................................ 17
         F.       GOVERNING LAW.............................................. 19
         G.       CONSENT TO JURISDICTION.................................... 19
         H.       WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL.................. 20
         I.       BINDING EFFECT............................................. 20
         J.       LIMITATIONS OF CLAIMS...................................... 20
         K.       CONSTRUCTION............................................... 20

12.      NOTICES AND PAYMENTS................................................ 21

13.      ACKNOWLEDGMENTS..................................................... 22



EXHIBITS

EXHIBIT A         -        TERRITORY
EXHIBIT B         -        DEVELOPMENT SCHEDULE

                         QUALITY FRANCHISE SYSTEMS, INC.
                           DEVELOPMENT AGENT AGREEMENT


         THIS DEVELOPMENT AGENT AGREEMENT (the "Agreement") is made and entered into this __1__ day of May__________, 199_6_, by and between QUALITY FRANCHISE SYSTEMS, INC., a Delaware corporation, with its principal business address at 3841 North Freeway Boulevard, Suite 290, Sacramento, California 95834 (referred to in this Agreement as "we," "us" or "our"), and Master Franchising and Development Systems, Inc., a Michigan corporation, whose principal business address is 5968 Buttonwood, Haslett, MI 48840 (referred to in this Agreement as "you" or "your").

1.       PREAMBLES AND GRANT OF RIGHTS.

         A.       PREAMBLES.

         (1) We and our predecessors have, since 1978, expended considerable time and effort in developing and operating a pizza restaurant concept offering pizza, sandwiches, salads and other food products and services. These restaurants operate under the "Mountain Mike's Pizza" name ("Mountain Mike's Pizza Restaurants") and have distinctive business formats, methods, procedures, designs, layouts, standards and specifications, all of which have been, or may be, improved, further developed or otherwise modified from time to time.

         (2) We use, promote and license certain trademarks, service marks and other commercial symbols in operating Mountain Mike's Pizza Restaurants, including the trade and service mark "Mountain Mike's Pizza7," which have gained and continue to gain public acceptance and goodwill, and may continue to create, use and license additional trademarks, service marks and commercial symbols in operating Mountain Mike's Pizza Restaurants (collectively, the "Marks").

         (3) We have chosen franchising as our business strategy for creating and keeping customers for Mountain Mike's Pizza. We grant to persons who meet our qualifications and are willing to undertake the investment and effort a franchise to own and operate a Mountain Mike's Pizza Restaurant offering the products and services we authorize and approve while utilizing our business formats, methods, procedures, signs, designs, layouts, equipment, standards, specifications and Marks (the "System").

         (4) We grant to certain franchise owners who meet our qualifications the right to represent us as development agents, within defined geographic markets with which they are familiar, in recruiting and assisting us in providing certain services to other franchise owners.

         (5) You have applied for the right to represent us as a development agent within a certain territory.

         B.       GRANT OF RIGHTS.

         (1) Initial Term. Subject to the terms of and upon the conditions contained in this Agreement, we hereby appoint you to represent us as our exclusive development agent during the term of this Agreement within the territory described on Exhibit A (the "Territory"). You agree to perform your obligations according to this Agreement and the standards and guidelines we issue from time. The term of this Agreement is fifteen (15) years from the date it is signed, unless sooner terminated under Section 8. Subject to Section 3.C., we (and our affiliates) can in our sole discretion (1) own and operate, and recruit and grant prospective franchise owners the right to own and operate, Mountain Mike's Pizza Restaurants at any locations within and outside the Territory and on any terms and conditions we deem appropriate; and (2) engage in any other distribution activities that we choose within and outside the Territory. Except for our agreement not to allow another franchise owner to represent us as a development agent within the Territory during the term of this Agreement, your rights under this Agreement are non-exclusive.

         (2) Successor Term. If you (and your owners) have complied with this Agreement and all other agreements between you (or your owners) and us (and our affiliates), then, when this Agreement expires, we will allow you to represent us as a development agent within the Territory for an additional ten (10) year term on the condition that you (and your owners) sign our then current form of development agent agreement and you and we agree on the minimum number of new Mountain Mike's Pizza Restaurants to be opened within the Territory during the additional term.

         (3) Your Operation Of Restaurant. You (or your owners) must at all times during the term of this Agreement own and operate at least one (1) franchised Mountain Mike's Pizza Restaurant within the Territory. You must open your first Restaurant within the Territory within one hundred eighty (180) days after the date of this Agreement. The initial franchise fee for that Restaurant is included in the amount you must pay us under Section 3.A.

2.       YOUR OBLIGATIONS.

         A.       RECRUITING AND SERVICING.

         (1) General. You agree to develop and service Mountain Mike's Pizza Restaurant franchises in the Territory. This responsibility includes, but is not limited to, advertising for franchise prospects; providing prospects with information about us on a timely basis according to our policies and federal, state and local laws and regulations; screening and qualifying prospective franchise owners; providing site selection, lease negotiation and construction advice; assisting with Restaurant openings; inspecting Restaurants; conducting training; developing marketing; assisting in administering (as we direct) cooperative advertising funds and programs operating in your Territory; and providing business advice to franchise owners.

         (2) Recruiting. You agree to submit to us for our review individuals who are of good character, have adequate financial resources and meet our then current criteria for franchise owners. You agree to have each prospective franchise owner complete our then current application form for a Mountain Mike's Pizza Restaurant franchise. These applications must be submitted to us with all other information we then customarily require for franchise applicants, including, without limitation, information concerning the site at which the applicant proposes to operate its Restaurant.

         We will approve or disapprove in writing applicants and/or sites you propose for Restaurants. We will use our best efforts to notify you within fifteen (15) calendar days after the later of our personal interview of the applicant, if any, and our receipt of the complete application, site report, financial statements and other required materials regarding the applicant. If we determine, in our sole discretion, that the applicant possesses sufficient financial and managerial capability and meets the other criteria we then utilize in granting franchises, and that the proposed site is suitable, we agree to offer a franchise to the applicant for a Mountain Mike's Pizza Restaurant. The franchise will be evidenced by our and the applicant's execution of our then current form of franchise agreement. You will not be a party to those franchise agreements (unless you are the franchise owner under a particular agreement). You acknowledge that we may, at our sole discretion, modify in any respect the franchise agreement and related documents we customarily use in granting Mountain Mike's Pizza Restaurant franchises. If an applicant fails to execute the franchise agreement and related documents, deliver payment of the initial franchise fee and obtain lawful possession of an approved site, we may withdraw our offer of the franchise to the applicant.

         (3) Legal Requirements. You acknowledge that we have advised you that many jurisdictions have enacted laws concerning the sale, renewal and termination of franchises and the continuing relationship between parties to a franchise. We will explain these laws to you and advise you how to comply with them in performing your obligations under this Agreement. You agree to comply with all of these laws and legal requirements in force in the Territory and to utilize only offering circulars that we have approved for use in the applicable jurisdiction. Neither you, your owners nor any employees can solicit prospective franchise owners: (a) until we have registered our franchise offering in all applicable jurisdictions and/or have provided you with an offering circular prepared in compliance with state and federal law; or (b) at any time if we notify you that a registration is not then in effect or our documents are not then in compliance with applicable law. If your activities under this Agreement require the preparation, amendment, registration or filing of information or any disclosure or other documents, only we can prepare and file all required offering circulars, ancillary documents and registration applications. All registrations must be secured before you may solicit prospective franchise owners. You agree to provide all information and execute all documents we reasonably require in order to prepare and file these documents. You agree to review all materials that we prepare for you and that we will not be liable for any errors or omissions which you have not brought to our attention.

         B.       MANAGEMENT OF YOUR BUSINESS.

         The business you operate under this Agreement must at all times be under your (or, if you are a corporation, limited liability company or partnership, your managing shareholder's, member's or partner's ("Managing Owner")) direct, day-to-day, full-time supervision.

         C.       INSURANCE.

         You must at all times during the term of this Agreement maintain in force, at your own expense, the insurance coverage we require. This insurance must cover the risks and entities, and be in the amounts, we specify from time to time.

         D.       ADVERTISING.

         You agree to use reasonable efforts and spend reasonable amounts to advertise and promote the offer and sale of Mountain Mike's Pizza Restaurant franchises. Before you use them, samples of all advertising and promotional materials that we have not prepared or previously approved must be submitted to us for approval, which we will not unreasonably withhold. If you do not receive written disapproval within fifteen (15) days after we receive the materials, the materials will be considered approved. You cannot use any advertising or promotional materials that we have disapproved.

         E.       ACCOUNTING, BOOKKEEPING, RECORDS AND REPORTING.

         Within fifteen (15) days after the end of each month during the term of this Agreement, you agree to deliver to us a report of your business activities during that month in the form and detail we specify, including information about your efforts to solicit prospective franchise owners and find sites in the Territory.

         F.       AGENT'S INSPECTIONS.

         You agree to determine through field audits, reviews and inspections of each franchise owner in the Territory whether that franchise owner has complied satisfactorily with its Franchise Agreement and our Operations Manual and promptly notify the franchise owner in writing, with a copy (and evaluation report) to us, of any deficiencies. You understand and acknowledge that your inspections and reports are advisory only and that we have: (1) all of the rights to inspect and ascertain compliance as if this Agreement were not in effect; (2) the exclusive right to send notices of default to the franchise owner; (3) the exclusive right to terminate a Franchise Agreement; and (4) the exclusive right to take any legal action as a result of any violation of a Franchise Agreement.


         If you believe that any franchise owner in the Territory has breached its Franchise Agreement, you agree to document in writing all of the relevant facts and request us to investigate the breach. If, as a result of our investigation, we determine that there is a breach, we can take any action we deem appropriate.

         G.       DEVELOPMENT AND PERFORMANCE OBLIGATIONS.

         You agree to develop Mountain Mike's Pizza Restaurants in the Territory to meet or exceed the development schedule identified on Exhibit B (the "Development Schedule"). (Each yearly period described in the Development
Schedule is referred to as a "Development Period.") A Mountain Mike's Pizza Restaurant will be included in the cumulative number of Restaurants required to be opened and operating only if it actually is operating within the Territory and complying with the terms of its Franchise Agreement; provided, however, that a Restaurant which is, with our approval, permanently closed during the last three (3) months of a Development Period after having been in operation will be included in the cumulative number of Restaurants required to be opened and operating during that particular Development Period (but not after). Any Restaurants you (or your owners) own and operate within the Territory will be included in the cumulative number of Restaurants required to be opened and operating. If you fail to comply with the Development Schedule, we can (but need not):

         (a) terminate this Agreement under Section 8;

         (b) reduce the size of the Territory to a lesser area that we determine; or

         (c) eliminate your exclusive right to solicit and service franchise owners in the Territory.

3.       FEES.

         A.       YOUR INITIAL FEE TO US.

         You agree to pay us a nonrecurring and nonrefundable initial fee in the amount of _____________________________ Dollars ($_____________________), which we will fully earn when this Agreement is signed.

         B.       OUR PAYMENTS TO YOU.

         We  will  pay  you  the  following  amounts  during  the  term  of this
Agreement:

         (1) Initial Fees. Fifty percent (50%) of the initial franchise fees we actually collect (not accrued) during the term of this Agreement from selling franchises in the Territory. We will pay you this amount within thirty (30) days after each franchised Restaurant opens.

         (2) Royalties. Forty percent (40%) of the Royalties, as defined in the Franchise Agreement (not including marketing or advertising fees), we actually collect (not accrued) during the term of this Agreement from Mountain Mike's Pizza Restaurants opened in the Territory during the term of this Agreement. We will pay you these amounts by the fifteenth (15th) day of each month following the month during which we actually collect the Royalties.

         (3) Transfer Fees. Fifty percent (50%) of any transfer fees we actually collect (not accrued) due to any "transfers," as defined in the Franchise Agreement, occurring during the term of this Agreement with respect to franchises we have sold within the Territory during the term of this Agreement. We will pay you these amounts within thirty (30) days after we actually collect the transfer fees.

         (4) Renewal or Successor Franchise Fees. Fifty percent (50%) of any renewal or successor franchise fees we actually collect (not accrued) during the term of this Agreement with respect to renewal or successor franchises that we grant within the Territory during the term of this Agreement. We will pay you these amounts within thirty (30) days after we actually collect the renewal or successor franchise fees.

         C.       PAYMENTS ON OUR RESTAURANTS WITHIN THE TERRITORY.

         If we (or our affiliates) establish and operate any Mountain Mike's Pizza Restaurants within the Territory, we (or our affiliates) will pay you the same fees that you would have been entitled to receive under Paragraph B above had these Restaurants been operated as franchises. We will pay you these amounts on the same due dates specified in Paragraph B.

         D.       REDUCTION OF FEES PAYABLE.

         You acknowledge and agree that we (and our affiliates) can reduce any amounts that we must pay you under this Agreement by (1) any amounts that you (or your owners) owe us (or our affiliates) under Franchise Agreements or otherwise and (2) your proportionate share of any expenses we incur with third parties to collect amounts due from franchise owners.

4.       MARKS.

         A.       OWNERSHIP AND GOODWILL OF MARKS.

         Your right to use the Marks is derived solely from this Agreement and limited to your representing us as a development agent pursuant to and in compliance with this Agreement and all operating standards we prescribe from time to time during its term. Your unauthorized use of the Marks will be a breach of this Agreement and an infringement of our rights in and to the Marks. You acknowledge and agree that your usage of the Marks and any goodwill established by this use will be exclusively for our benefit and that this Agreement does not confer any goodwill or other interests in the Marks upon you (other than the right to represent us as a development agent under this Agreement). All provisions of this Agreement applicable to the Marks apply to any additional proprietary trade and service marks and commercial symbols we authorize you to use.

         B.       LIMITATIONS ON YOUR USE OF MARKS.

         You may not use any Mark as part of any corporate or legal business name or with any prefix, suffix or other modifying words, terms, designs or symbols (other than logos we have licensed to you), or in any modified form, nor may you use any Mark in any manner we have not expressly authorized in writing. You agree to display the Marks prominently in the manner we prescribe on forms, advertising and marketing materials, supplies and other materials we designate. You agree to give the notices of trade and service mark registrations that we specify and to obtain any fictitious or assumed name registrations required under applicable law.

         C.       NOTIFICATION OF INFRINGEMENTS AND CLAIMS.

         You agree to notify us immediately of any apparent infringement or challenge to your use of any Mark, or of any claim by any person of any rights in any Mark, and not to communicate with any person other than us and our attorneys, and your attorneys, in any infringement, challenge or claim. We can take the action we deem appropriate and control exclusively any litigation, U.S. Patent and Trademark Office proceeding or any other administrative proceeding arising out of any infringement, challenge or claim or otherwise relating to any Mark. You agree to sign any and all instruments and documents, render the assistance and do the acts and things that, in the opinion of our attorneys, may be necessary or advisable to protect and maintain our interests in any litigation or Patent and Trademark Office or other proceeding or otherwise to protect and maintain our interests in the Marks.

         D.       DISCONTINUANCE OF USE OF MARKS.

         If it becomes advisable at any time in our sole discretion for us and/or you to modify or discontinue the use of any Mark and/or use one or more additional or substitute trade or service marks, you agree to comply with our directions within a reasonable time after receiving notice. We will not be obligated to reimburse you for any expenses you incur in doing so, for any loss of revenue attributable to any modified or discontinued Mark or for any expenditures you make to promote a modified or substitute trademark or service mark.

         E.       INDEMNIFICATION FOR USE OF MARKS.

         We agree to indemnify you against and to reimburse you for all damages for which you are held liable in any proceeding arising out of your authorized use of any Mark under this Agreement and for all costs you reasonably incur in defending any such claim brought against you or any such proceeding in which you are named as a party, provided that you have timely notified us of the claim or proceeding and otherwise have complied with this Agreement. At our option, we can defend and control the defense of any proceeding arising out of your use of any Mark under this Agreement.

5.       CONFIDENTIAL INFORMATION.

         We  possess  (and  will  continue  to  develop  and  acquire)   certain
confidential information (the "Confidential Information") relating to the development and operation of Mountain Mike's Pizza Restaurants, which includes (without limitation):

         (1) recipes;

         (2) site selection criteria;

         (3) methods, formats, specifications, standards, systems, procedures, sales and marketing techniques, knowledge and experience used in developing and operating Mountain Mike's Pizza Restaurants;

         (4) marketing and advertising programs for Mountain Mike's Pizza Restaurants;

         (5) knowledge of specifications for and suppliers of certain equipment, products, materials and supplies; and

         (6) knowledge of the operating results and financial performance of Mountain Mike's Pizza Restaurants.

         You acknowledge and agree that you will not acquire any interest in Confidential Information, other than the right to utilize Confidential

Information disclosed to you in representing us as a development agent during the term of this Agreement, and that the use or duplication of any Confidential Information in any other business would constitute an unfair method of competition. You further acknowledge and agree that Confidential Information is proprietary, includes our trade secrets and is disclosed to you solely on the condition that you agree, and you do hereby agree, that you:

         (a) will not use Confidential Information in any other business or capacity;

         (b)  will  maintain  the  absolute   confidentiality   of  Confidential
Information during and after the term of this Agreement;

         (c) will not make unauthorized copies of any portion of Confidential Information disclosed via electronic medium or in written or other tangible form; and (d) will adopt and implement all reasonable procedures that we prescribe from time to time to prevent unauthorized use or disclosure of Confidential Information, including, without limitation, restrictions on its disclosure to your personnel and others.

         You agree that we (and our affiliates) will have the perpetual right to use and authorize other Mountain Mike's Pizza Restaurant franchise owners to use, and you agree fully and promptly to disclose to us, all ideas, concepts, formulas, recipes, techniques or materials relating to a Mountain Mike's Pizza Restaurant that you and/or your employees conceive or develop during the term of this Agreement.

         Despite the foregoing, Confidential Information does not include information, knowledge or know-how which a person can prove he or she knew before becoming aware of it as a result of anything we or a franchise owner provided directly or indirectly or before his or her operation of or presence at a Mountain Mike's Pizza Restaurant. If we include any matter in Confidential Information, anyone who claims that it is not Confidential Information has the burden of proving that the exclusion provided in this paragraph is fulfilled.

6.       EXCLUSIVE RELATIONSHIP.

         You acknowledge and agree that we would be unable to protect Confidential Information against unauthorized use or disclosure or to encourage a free exchange of ideas and information among Mountain Mike's Pizza Restaurants if franchise owners of Mountain Mike's Pizza Restaurants and our development agents were permitted to hold interests in or perform services for a Competitive

Business (defined below). You also acknowledge that we have granted these rights to you in consideration of and reliance upon your agreement to deal exclusively with us. You therefore agree that, during the term of this Agreement, neither you nor any of your owners (nor any of your or your owners' spouses) will:

         (1) have any direct or indirect controlling interest as a disclosed or beneficial owner in a Competitive Business, wherever located;

         (2) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within the Territory;

         (3) have any direct or indirect interest as a disclosed or beneficial owner in a Competitive Business operating within ten (10) miles of any Mountain Mike's Pizza Restaurant;

         (4) perform services as a director, officer, manager, employee, consultant, representative, agent or otherwise for a Competitive Business, wherever located;

         (5) recruit or hire any person who is our employee or the employee of any Mountain Mike's Pizza Restaurant without obtaining the prior written permission of that person's employer; (6) divert or attempt to divert any actual or potential business or customer of a Mountain Mike's Pizza Restaurant to another business; or

         (7) engage in any other activity which may injure the goodwill of the Marks and System.

The term "Competitive Business," as used in this Agreement, means any business operating, or granting franchises or licenses to others to operate, any restaurant or food service business featuring pizza as its primary product (other than a Mountain Mike's Pizza Restaurant operated under a franchise agreement with us). You agree to obtain similar covenants from the personnel we specify.

7.       TRANSFER.

         A.       BY US.

         This Agreement is fully transferable by us and will inure to the benefit of any transferee or other legal successor to our interests in this Agreement.

         B.       BY YOU.

         You understand and acknowledge that the rights and duties created by this Agreement are personal to you (or, if you are a corporation, limited liability company or partnership, to your owners) and that we have granted these rights to you in reliance upon our perceptions of your (or your owners') individual or collective character, skill, aptitude, attitude, business ability and financial capacity. Accordingly, neither this Agreement (or any interest herein) nor any ownership or other interest in you may be transferred without our prior written approval, which we can withhold for any or no reason. Any transfer without this approval constitutes a breach of this Agreement and is void and of no effect. As used in this Agreement, the term "transfer" includes your (or your owners') voluntary, involuntary, direct or indirect assignment, sale, gift or other disposition of any interest in this Agreement or you.

         C.       YOUR DEATH OR DISABILITY.

         Upon your or your Managing Owner's death or disability, we will allow this Agreement or the Managing Owner's interest in you to be transferred to an immediate family member if the transferee has sufficient business experience, aptitude and financial resources to represent us as a development agent and agrees to comply with this Agreement. This transfer must take place within six
(6) months after death or disability. The term "disability" means a mental or physical disability, impairment or condition that is reasonably expected to prevent or actually does prevent you or your Managing Owner from supervising the development and servicing of Mountain Mike's Pizza Restaurants within the Territory.

8.       TERMINATION OF AGREEMENT.

         A.       BY YOU.

         You can terminate this Agreement at any time by giving us at least ninety (90) days' prior written notice of termination.

         B.       BY US.

         We can terminate this Agreement, effective upon delivery of written notice of termination to you, if:

         (1) you (or any of your owners) have made or make any material misrepresentation or omission in acquiring the rights granted under this Agreement or while representing us as a development agent;

         (2) you fail actively to perform your obligations under this Agreement;

         (3) you (or any of your owners) are or have been convicted by a trial court of, or plead or have pleaded no contest to, a felony;

         (4) you (or any of your owners) engage in any dishonest or unethical conduct which may adversely affect the reputation of Mountain Mike's Pizza Restaurants or the goodwill associated with the Marks;

         (5) you (or any of your owners) make an unauthorized assignment of this Agreement or of an ownership interest in you;

         (6) this Agreement or the Managing Owner's interest in you is not assigned as required upon your or the Managing Owner's death or disability;

         (7) you fail to meet the Development Schedule during any Development Period;

         (8) we have sent a notice of termination under any Franchise Agreement for a Mountain Mike's Pizza Restaurant between you (or any of your owners) and us or you fail to own and operate at least one (1) Mountain Mike's Pizza Restaurant within the Territory, as required under Section 1.B.;

         (9) you (or any of your owners) make any unauthorized use or disclosure of any Confidential Information in violation of this Agreement;

         (10) you (or any of your owners) fail on three (3) or more separate occasions within any period of twelve (12) consecutive months to comply with this Agreement, whether or not the failures are corrected after written notice of the failures is delivered to you;

         (11) you make an assignment for the benefit of creditors or admit in writing your insolvency or inability to pay your debts generally as they become due; or

         (12) you (or any of your owners) fail to comply with any other provision of this Agreement or any of our operating standards and do not correct the failure within thirty (30) days after written notice of the failure to comply is delivered to you.

9. OUR AND YOUR RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION OF THIS AGREEMENT.

         A.       PAYMENT OF AMOUNTS OWED TO YOU.

         We agree to pay you within fifteen (15) days after the effective date of termination or expiration of this Agreement, or on any later date that the amounts due to you are determined, all amounts owed to you which then are unpaid (subject to our rights under Section 3.D.). We are not obligated to pay you any amounts that accrue after the effective date of termination or expiration.

         B.       MARKS.

         Upon the termination or expiration of this Agreement:

         (1) you may not directly or indirectly at any time or in any manner (except with Mountain Mike's Pizza Restaurants you own and operate) identify yourself or any business as a current or former development agent of Mountain Mike's Pizza Restaurants, use any Mark, any colorable imitation thereof or other indicia of a Mountain Mike's Pizza Restaurant in any manner or for any purpose or utilize for any purpose any trade name, trade or service mark or other commercial symbol that indicates or suggests a connection or association with us;

         (2) you agree to take the action required to cancel all fictitious or assumed name or equivalent registrations relating to your use of any Mark; and

         (3) you agree to deliver to us within thirty (30) days all signs, marketing materials, forms and other materials containing any Mark or otherwise identifying or relating to a Mountain Mike's Pizza Restaurant and allow us, without liability to you or third parties, to remove all of these items from wherever they are located.

         C.       CONFIDENTIAL INFORMATION.

         You agree that, upon termination or expiration of this Agreement, you will immediately cease to use any of our Confidential Information in any business or otherwise (except in operating Mountain Mike's Pizza Restaurants under Franchise Agreements with us) and return to us all copies of any confidential materials that we have loaned to you.

         D.       COVENANT NOT TO COMPETE.

         Upon

         (1) our termination of this Agreement according to its terms and conditions,

         (2) your termination of this Agreement, or

         (3) expiration of this Agreement (without renewal),

you and your owners agree that, for a period of two (2) years commencing on the effective date of termination or expiration or the date on which all persons restricted by this Paragraph begin to comply with this Paragraph, whichever is later, neither you nor any of your owners will have any direct or indirect interest (e.g., through a spouse) as a disclosed or beneficial owner, investor, partner, director, officer, employee, consultant, representative or agent or in any other capacity in any Competitive Business (as defined in Section 6 above) operating:

                  (a) within the Territory; or

                  (b) within one (1) mile of any Mountain Mike's Pizza Restaurant in operation or under construction on the later of the effective date of the termination or expiration or the date on which all persons restricted by this Paragraph begin to comply with this Paragraph.

         If any person restricted by this Paragraph refuses voluntarily to comply with these obligations, the two (2) year period will commence with the entry of a court order enforcing this provision. You and your owners expressly acknowledge that you possess skills and abilities of a general nature and have other opportunities for exploiting these skills. Consequently, enforcement of the covenants made in this Paragraph will not deprive you of your personal goodwill or ability to earn a living.

         E.       CONTINUING OBLIGATIONS.

         All of our and your (and your owners') obligations which expressly or by their nature survive the expiration or termination of this Agreement will continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied in full or by their nature expire.

10.      RELATIONSHIP OF THE PARTIES/INDEMNIFICATION.

         A.       INDEPENDENT CONTRACTORS.

         You and we understand and agree that this Agreement does not create a fiduciary relationship between you and us, that you and we are and will be independent contractors, that we have appointed you as our special agent for a particular purpose and that nothing in this Agreement is intended to make either you or us a general agent, joint venturer, partner or employee of the other for any purpose. You agree to identify yourself conspicuously in all dealings with existing and prospective franchise owners, lessors, suppliers, public officials and others as the owner of a business under a development agent agreement we have granted and to place notices of independent ownership on the forms, business cards, stationery and advertising and other materials we require from time to time.

         B.       NO LIABILITY FOR ACTS OF OTHER PARTY.

         You agree not to employ any of the Marks in signing any contract or applying for any license or permit, or in a manner that may result in our liability for any of your indebtedness or obligations, and that you will not use the Marks in any way we have not expressly authorized. Neither we nor you will make any express or implied agreements, warranties, guarantees or representations or incur any debt in the name or on behalf of the other, represent that our respective relationship is other than franchisor and development agent or be obligated by or have any liability under any agreements or representations made by the other that are not expressly authorized in writing. We will not be obligated for any damages to any person or property directly or indirectly arising out of the business you conduct under this Agreement.

         C.       INDEMNIFICATION.

         (i) You agree to indemnify, defend and hold harmless us, our affiliates and our respective shareholders, directors, officers, employees, agents, successors and assignees (the "Indemnified Parties") against and to reimburse any one or more of the Indemnified Parties for all claims, obligations and damages described in this Paragraph and any and all claims and liabilities directly or indirectly arising out of your activities under this Agreement or your breach of this Agreement. For purposes of this indemnification, "claims" include all obligations, damages (actual, consequential or otherwise) and costs reasonably incurred in defending any claim against any of the Indemnified Parties, including, without limitation, reasonable accountants', arbitrators', attorneys' and expert witness fees, costs of investigation and proof of facts, court costs, other expenses of litigation, arbitration or alternative dispute resolution and travel and living expenses. We and each of the other Indemnified Parties can defend any claim against us and them and agree to settlements or take any other remedial, corrective or other actions we and/or they deem expedient. This indemnity will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

         Under no circumstances will we or any other Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate our, their or your losses and expenses, in order to maintain and recover fully a claim against you. You agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts we or another Indemnified Party may recover from you.

         (ii) We agree to indemnify, defend and hold harmless you and your shareholders, directors, officers, employees, agents, successors and assignees (the "Development Agent Indemnified Parties") against and to reimburse you for all claims, obligations and damages (as defined in subparagraph (i) above) for which you are held liable in an action or proceeding asserted by a third party as a result of our defaults, negligence or intentional misconduct toward that third party.

         Under no circumstances will you or any other Development Agent Indemnified Party be required to seek recovery from any insurer or other third party, or otherwise to mitigate your, their or our losses and expenses, in order to maintain and recover fully a claim against us. We agree that a failure to pursue this recovery or mitigate a loss will in no way reduce or alter the amounts you or another Development Agent Indemnified Party may recover from us.

11.      ENFORCEMENT.

         A.       SEVERABILITY AND SUBSTITUTION OF VALID PROVISIONS.

         Except as expressly provided to the contrary in this Agreement, each section, paragraph, term and provision of this Agreement will be considered severable, and if, for any reason, any provision is held to be invalid or contrary to or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which we are a party, that ruling will not impair the operation of, or have any other effect upon, the other portions of this Agreement that may remain otherwise intelligible, which will continue to be given full force and effect and bind the parties, although any portion held to be invalid will be deemed not to be a part of this Agreement from the date the time for appeal expires, if you are a party to the proceeding, otherwise upon your receipt from us of a notice of non-enforcement.

         If any covenant in this Agreement which restricts competitive activity is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited and/or length of time, but would be enforceable by reducing any part or all of it, you and we agree that the covenant will be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction whose law is applicable to the validity of the covenant.

         If any applicable and binding law or rule of any jurisdiction requires a greater prior notice than is required under this Agreement of the termination of this Agreement or of our refusal to enter into a successor development agent agreement, or the taking of some other action not required under this Agreement, or if, under any applicable and binding law or rule of any jurisdiction, any provision of this Agreement or any operating standard is invalid or unenforceable, the prior notice and/or other action required by the law or rule will be substituted for the comparable provisions of this Agreement, and we will have the right, in our sole discretion, to modify the invalid or unenforceable provision or operating standard to the extent required to be valid and enforceable. You agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision of this Agreement, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions of this Agreement, or any operating standard, any portion or portions which a court or arbitrator may hold to be unenforceable in a final decision to which we are a party, or from reducing the scope of any promise or covenant to the extent required to comply with a court order or arbitration award. These modifications to this Agreement will be effective only in that jurisdiction, unless we elect to give them greater applicability, and will be enforced as originally made and entered into in all other jurisdictions.

         B.       WAIVER OF OBLIGATIONS.

         We and you may by written instrument unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice to the other or another effective date stated in the notice of waiver. Any waiver we grant will be without prejudice to any other rights we may have, will be subject to our continuing review and may be revoked, in our sole discretion, at any time and for any reason, effective upon delivery to you of ten (10) days' prior written notice.

         We and you will not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, our right to demand exact compliance with every term, condition and covenant in this Agreement or to declare any breach to be a default and to terminate this Agreement before the expiration of its term) by virtue of any custom or practice at variance with the terms of this Agreement; our or your failure, refusal or neglect to exercise any right under this Agreement or to insist upon exact compliance by the other with our and your obligations under this Agreement; our waiver, forbearance, delay, failure or omission to exercise any right, power or option, whether of the same, similar or different nature, with other Mountain Mike's Pizza Restaurant development agents; or the existence of other development agent agreements for Mountain Mike's Pizza Restaurants which contain different provisions from those contained in this Agreement.

         C.       COSTS AND ATTORNEYS' FEES.

         If we incur expenses due to your failure to comply with this Agreement, you agree to reimburse us for any of the costs and expenses which we incur, including, without limitation, reasonable accounting, attorneys', arbitrators' and related fees.

         D.       RIGHTS OF PARTIES ARE CUMULATIVE.

         Our and your rights under this Agreement are cumulative, and no exercise or enforcement by us or you of any right or remedy under this Agreement will preclude our or your exercise or enforcement of any other right or remedy under this Agreement which we or you are entitled by law to enforce.

         E.       ARBITRATION.

         EXCEPT FOR CONTROVERSIES, DISPUTES OR CLAIMS RELATED TO OR BASED ON YOUR USE OF THE MARKS AFTER THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, ALL CONTROVERSIES, DISPUTES OR CLAIMS BETWEEN US AND OUR SHAREHOLDERS, OFFICERS,

DIRECTORS, AGENTS AND EMPLOYEES AND YOU (YOUR OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) ARISING OUT OF OR RELATED TO:

         (1) THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THESE AGREEMENTS;

         (2) OUR RELATIONSHIP WITH YOU;

         (3) THE VALIDITY OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN YOU AND US OR ANY PROVISION OF ANY OF THESE AGREEMENTS; OR

         (4) ANY OPERATING STANDARD RELATING TO THE DEVELOPMENT AND SERVICING OF MOUNTAIN MIKE'S PIZZA RESTAURANTS;

WILL BE SUBMITTED FOR ARBITRATION, ON DEMAND OF EITHER PARTY, TO THE OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION CLOSEST TO OUR THEN EXISTING PRINCIPAL BUSINESS ADDRESS. THE ARBITRATION PROCEEDINGS WILL BE CONDUCTED AT THAT AMERICAN ARBITRATION ASSOCIATION OFFICE AND, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, WILL BE HEARD BY ONE ARBITRATOR IN ACCORDANCE WITH THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. ss.ss. 1 ET SEQ.) AND NOT BY ANY STATE ARBITRATION LAW.

         THE ARBITRATOR WILL HAVE THE RIGHT TO AWARD OR INCLUDE IN HIS AWARD ANY RELIEF WHICH DEEMS PROPER IN THE CIRCUMSTANCES, INCLUDING, WITHOUT LIMITATION, MONEY DAMAGES (WITH INTEREST ON UNPAID AMOUNTS FROM THE DATE DUE), SPECIFIC PERFORMANCE, INJUNCTIVE RELIEF AND ATTORNEYS' FEES AND COSTS, PROVIDED THAT THE ARBITRATOR WILL NOT HAVE THE RIGHT TO DECLARE ANY MARK GENERIC OR OTHERWISE INVALID OR, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH H OF THIS SECTION, TO AWARD EXEMPLARY OR PUNITIVE DAMAGES. THE AWARD AND DECISION OF THE ARBITRATOR WILL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION.

         WE AND YOU AGREE TO BE BOUND BY THE PROVISIONS OF ANY LIMITATION ON THE PERIOD OF TIME IN WHICH CLAIMS MUST BE BROUGHT UNDER APPLICABLE LAW OR THIS AGREEMENT, WHICHEVER EXPIRES EARLIER. WE AND YOU FURTHER AGREE THAT, IN CONNECTION WITH ANY ARBITRATION PROCEEDINGS, EACH MUST SUBMIT OR FILE ANY CLAIM WHICH WOULD CONSTITUTE A COMPULSORY COUNTERCLAIM (AS DEFINED BY RULE 13 OF THE FEDERAL RULES OF CIVIL PROCEDURE) WITHIN THE SAME PROCEEDING AS THE CLAIM TO WHICH IT RELATES. ANY CLAIM WHICH IS NOT SUBMITTED OR FILED AS DESCRIBED ABOVE WILL BE FOREVER BARRED.

         WE AND YOU AGREE THAT ARBITRATION WILL BE CONDUCTED ON AN INDIVIDUAL, NOT A CLASS-WIDE, BASIS, AND THAT AN ARBITRATION PROCEEDING BETWEEN US AND OUR SHAREHOLDERS, OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AND YOU (AND/OR YOUR

OWNERS, GUARANTORS, AFFILIATES AND EMPLOYEES, IF APPLICABLE) MAY NOT BE CONSOLIDATED WITH ANY OTHER ARBITRATION PROCEEDING BETWEEN US AND ANY OTHER PERSON, CORPORATION OR PARTNERSHIP.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS PARAGRAPH, WE AND YOU EACH HAVE THE RIGHT IN A PROPER CASE TO SEEK TEMPORARY RESTRAINING ORDERS AND TEMPORARY OR PRELIMINARY INJUNCTIVE RELIEF FROM A COURT OF COMPETENT
JURISDICTION: PROVIDED, HOWEVER, THAT WE AND YOU MUST CONTEMPORANEOUSLY SUBMIT OUR DISPUTE FOR ARBITRATION ON THE MERITS AS PROVIDED IN THIS SECTION. THE PROVISIONS OF THIS PARAGRAPH ARE INTENDED TO BENEFIT AND BIND CERTAIN THIRD PARTY NON-SIGNATORIES AND WILL CONTINUE IN FULL FORCE AND EFFECT SUBSEQUENT TO AND NOTWITHSTANDING THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

         F.       GOVERNING LAW.

         ALL MATTERS RELATING TO ARBITRATION WILL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C. ss.ss. 1 ET SEQ.). EXCEPT TO THE EXTENT GOVERNED BY THE FEDERAL ARBITRATION ACT, THE UNITED STATES TRADEMARK ACT OF 1946 (LANHAM ACT, 15 U.S.C. SECTIONS 1051 ET SEQ.) OR OTHER FEDERAL LAW, THIS AGREEMENT AND ALL CLAIMS ARISING FROM THE RELATIONSHIP BETWEEN YOU AND US WILL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE TERRITORY IS LOCATED, EXCEPT THAT ANY STATE LAW REGULATING THE SALE OF FRANCHISES (OR DEVELOPMENT AGENT RIGHTS) OR GOVERNING THE RELATIONSHIP OF A FRANCHISOR AND ITS FRANCHISEE (OR DEVELOPMENT AGENT) WILL NOT APPLY UNLESS ITS JURISDICTIONAL REQUIREMENTS ARE MET INDEPENDENTLY WITHOUT REFERENCE TO THIS PARAGRAPH.

         G.       CONSENT TO JURISDICTION.

         SUBJECT TO SECTION 11.E. AND THE PROVISIONS BELOW, YOU AND YOUR OWNERS AGREE THAT ALL ACTIONS ARISING UNDER THIS AGREEMENT OR OTHERWISE AS A RESULT OF THE RELATIONSHIP BETWEEN YOU AND US SHALL BE COMMENCED IN THE STATE, AND IN THE STATE OR FEDERAL COURT OF GENERAL JURISDICTION CLOSEST TO, WHERE OUR PRINCIPAL BUSINESS ADDRESS THEN IS LOCATED, AND YOU (AND EACH OWNER) IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE ANY OBJECTION YOU (AND EACH OWNER) MAY HAVE TO EITHER THE JURISDICTION OF OR VENUE IN SUCH COURTS. NOTWITHSTANDING THE FOREGOING, YOU AND YOUR OWNERS AGREE THAT WE MAY ENFORCE THIS AGREEMENT AND ANY ARBITRATION ORDERS IN THE COURTS OF THE STATE OR STATES IN WHICH YOU ARE DOMICILED OR THE TERRITORY IS LOCATED.

         H.       WAIVER OF PUNITIVE DAMAGES AND JURY TRIAL.

         EXCEPT FOR YOUR OBLIGATION TO INDEMNIFY US UNDER SECTION 10.C. AND CLAIMS WE BRING AGAINST YOU FOR YOUR UNAUTHORIZED USE OF THE MARKS OR UNAUTHORIZED USE OR DISCLOSURE OF ANY CONFIDENTIAL INFORMATION, WE AND YOU AND YOUR RESPECTIVE OWNERS WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO OR CLAIM FOR ANY PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER AND AGREE THAT,

IN THE EVENT OF A DISPUTE BETWEEN US, THE PARTY MAKING A CLAIM WILL BE LIMITED TO EQUITABLE RELIEF AND TO RECOVERY OF ANY ACTUAL DAMAGES IT SUSTAINS.

         WE AND YOU IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER AT LAW OR IN EQUITY, BROUGHT BY EITHER OF US.

         I.       BINDING EFFECT.

         This Agreement is binding upon us and you and our respective executors, administrators, heirs, beneficiaries, assigns and successors in interest and may not be modified except by a written agreement signed by you and us.

         J.       LIMITATIONS OF CLAIMS.

         Any and all claims arising out of or relating to this Agreement or our relationship with you will be barred unless a judicial or arbitration proceeding is commenced within one (1) year from the date on which the party asserting the claim knew or should have known of the facts giving rise to the claims.

         K.       CONSTRUCTION

         The preambles and exhibits are a part of this Agreement which, together with our written policies, constitutes our and your entire agreement, and there are no other oral or written understandings or agreements between us and you relating to the subject matter of this Agreement. Except as contemplated by the arbitration provisions of Section 11.E., nothing in this Agreement is intended, nor is deemed, to confer any rights or remedies upon any person or legal entity not a party hereto.

         Except where this Agreement expressly obligates us reasonably to approve or not unreasonably to withhold our approval of any of your actions or requests, we have the absolute right to refuse any request you make or to withhold our approval of any of your proposed, initiated or effected actions that require our approval.

         The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of these sections or paragraphs.

         References in this Agreement to "we," "us" and "our," with respect to all of our rights and all of your obligations to us under this Agreement, will be deemed to include any of our affiliates with whom you deal. The term "affiliate," as used herein with respect to you or us, means any person or entity directly or indirectly owned or controlled by, under common control with or owning or controlling you or us. For purposes of this definition, "control" means the power to direct or cause the direction of management and policies.

         If two or more persons are at any time the Development Agent under this Agreement, whether as partners or joint venturers, their obligations and liabilities to us will be joint and several. References to "owner" mean any person holding a direct or indirect, legal or beneficial ownership interest or voting rights in you, including, without limitation, any person who has a direct or indirect interest in you or this Agreement and any person who has any other legal or equitable interest, or the power to vest in himself or herself any legal or equitable interest, in its revenue, profits, rights or assets. "Person" means any natural person, corporation, limited liability company, general or limited partnership, unincorporated association, cooperative or other legal or functional entity.

         This Agreement may be executed in multiple copies, each of which will be deemed an original.

12.      NOTICES AND PAYMENTS.

         All written notices, reports and payments permitted or required to be delivered by the provisions of this Agreement will be deemed so delivered:

         (1) at the time delivered by hand;

         (2) at the time delivered via computer transmission;

         (3) one (1) business day after transmission by telecopy, facsimile or other electronic system;

         (4) one (1) business day after being placed in the hands of a commercial courier service for next business day delivery; or

         (5) three (3) business days after placement in the United States Mail by Registered or Certified Mail, Return Receipt Requested, postage prepaid;

and must be addressed to the party to be notified at its most current principal business address of which the notifying party has been notified.

         13.      ACKNOWLEDGMENTS.

         You acknowledge:

         (1) That you have conducted an independent investigation of this business opportunity and recognize that, like any other business, it involves business risks. (2) That your business abilities and efforts are vital to the success of your business.

         (3) That you are committed to maintaining the standards we prescribe for development agents.

         (4) That any information you have acquired from other Mountain Mike's Pizza Restaurant development agents relating to their profits or cash flows does not constitute information obtained from us, nor do we make any representation as to the accuracy of any such information.

         (5) That in all of their dealings with you, our officers, directors, employees and agents have acted only in a representative, and not in an individual, capacity and that business dealings between you and them as a result of this Agreement are solely between you and us.

         (6) That you have represented to us, as an inducement to our entry into this Agreement, that all statements you have made and all materials you have submitted to us are accurate and complete and that you have made no misrepresentations or material omissions in obtaining the rights granted by this Agreement.

         (7) That you have read this Agreement and our Franchise Offering Circular and understand and accept that the terms, conditions and covenants which are contained in this Agreement are reasonably necessary for us to maintain our high standards of quality and service and consequently to protect and preserve the goodwill of the Marks. (4) That any information you have acquired from other Mountain Mike's Pizza Restaurant development agents relating to their profits or cash flows does not constitute information obtained from us, nor do we make any representation as to the accuracy of any such information.

         (5) That in all of their dealings with you, our officers, directors, employees and agents have acted only in a representative, and not in an individual, capacity and that business dealings between you and them as a result of this Agreement are solely between you and us.

         (6) That you have represented to us, as an inducement to our entry into this Agreement, that all statements you have made and all materials you have submitted to us are accurate and complete and that you have made no misrepresentations or material omissions in obtaining the rights granted by this Agreement.

         (7) That you have read this Agreement and our Franchise Offering Circular and understand and accept that the terms, conditions and covenants which are contained in this Agreement are reasonably necessary for us to maintain our high standards of quality and service and consequently to protect and preserve the goodwill of the Marks.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective on the date stated on the first page.


QUALITY FRANCHISE                                MASTER FRANCHISING AND
SYSTEMS, INC., a Delaware corporation            DEVELOPMENTAL SYSTEMS, INC.,
                             a Michigan corporation


By:/s/ Bradley Gordon                            By:/s/ William R. Stewart
-------------------------------------            -------------------------------
Title: President                                 Title::President
-------------------------------------            -------------------------------


DATED: 6/12/96                                   DATED: 5/1/96
-------------------------------------            -------------------------------

                                    EXHIBIT A

                                 EXCLUSIVE AREA

         1. The Territory referred to in Section 1.B. of the Development Agent Agreement will be as follows: the Michigan counties of Ingham, Jackson, Hillsdale, Eaton and Clinton.


         If the Territory is identified by counties or other political subdivisions, political boundaries will be considered fixed as of the date of this Agreement and will not change, notwithstanding a political reorganization or change to the boundaries or regions. All street boundaries will be deemed to end at the street center line unless otherwise specified above.

QUALITY FRANCHISE                           MASTER FRANCHISING AND
SYSTEMS, INC., a Delaware                   DEVELOPMENTAL SYSTEMS, INC.
corporation                                 a Michigan corporation


By:/s/ Bradley Gordon                       By: /s/ William R. Stewart
--------------------------------            -------------------------------
Title: President                            Title: President
--------------------------------            -------------------------------

                                    EXHIBIT B

                              DEVELOPMENT SCHEDULE


         The Development Schedule referred to in Section 2.G. of the Development Agent Agreement will be as follows:


                                                          Cumulative Number of
                         Number of New                     Restaurants to be
                         Restaurants to be Opened          Operating Within
                         Within the Territory                the Territory
Date Required            By  Specified Date                By Specified Date
-----------------        ------------------------        ---------------------

    8/31/97                       2                                2
    8/31/98                       2                                4
    8/31/97                       2                                6





QUALITY FRANCHISE                           MASTER FRANCHISING AND
SYSTEMS, INC., a Delaware                   DEVELOPMENTAL SYSTEMS, INC.
corporation                                 a Michigan corporation

By:/s/ Bradley Gordon                       By:/s/ William R. Stewart
--------------------------                  ------------------------------
Title:President                             Title: President

                                   EXHIBIT C

                   ADDENDUM TO A DEVELOPMENT AGENT AGREEMENT
                    BETWEEN QUALITY FRANCHISE SYSTEMS, INC.
                    AND MASTER FRANCHISING AND DEVELOPMENTAL
                           SYSTEMS, INC. DATED 5/1/96


This addendum ("Addendum") is made and entered into this 1 day of May, 1996, by and between Quality Franchise Systems, Inc., a Delaware corporation, (referred to in this Addendum as "we," "us" or "our") and., Master Franchising Developmental Systems, Inc. a Michigan corporation, referred to in this Addendum as "you," "your" or "agent").

We and you are parties to that certain Development Agent Agreement (the "Agreement") being executed concurrently with this Addendum. The terms of this Addendum augment and modify the Agreement and, except as otherwise provided in this Addendum, the Agreement will remain in full force and effect as originally written.

Paragraph         1 In  reference  to Section  7(B),  we will agree to waive our rights to withhold approval of any transfer of this Agreement provided that the following conditions are met:

         (1) the transferee has sufficient business experience, aptitude and financial resources to fulfill your obligations as included in this Agreement;

         (2) the transferee and its owners and affiliates are not engaged in a Competitive Business;

                  (3) the transferee (or its managing owner) has agreed to complete our standard training program;

         (5) the transferee has agreed to be bound by the terms and conditions of the Agreement;

         (6) you (and your transferring owners) have executed a general release, in a form satisfactory to us, of any and all claims against us and our shareholders, officers, directors, employees and agents;

         (7) we have approved the material terms and conditions of the transfer and determined that the price and terms of payment will not adversely affect the transferee's ability to meet the obligations as they are contained in the Agreement;

         (8) you and your transferring owners (and your owners' spouses) have executed a non-competition covenant in favor of us and the transferee, agreeing to be bound, commencing on the effective date of the transfer, by the restrictions contained in Section 6 of the Agreement, for a period of 3 years from the date of the transfer.

Paragraph         2 The  Development  Agent fee includes  the initial  franchise fees for the first 2 franchised Restaurants opened by you within the Territory.

Paragraph 3       We shall remit 70% of all marketing  funds we actually collect from Mountain Mike's Pizza franchises in your Territory to you for the purpose of expending these funds under our direction in the Territory. We shall retain final approval over all of the programs and expenditures financed by these marketing funds in your Territory. You agree to account for the funds separately, to not co-mingle these funds with any other funds, and to not use the funds for any other purpose.

Paragraph 4       Through April 30, 1997, you shall have the right, upon written notice to us, to cancel the Agreement. Should you exercise this right, we shall cancel the Agreement and credit of $45,000 to your royalty account with us for the franchised restaurant(s) of your choice. In the event you sell any franchised restaurant which has a credit balance, said credit balance may be transferred to the transferee's account with us.

Paragraph 5       Upon payment  in  full of  The  Development  Agent  Agreement, executed with this Exhibit,  and for a period of 3 years,  you shall  have the right of first  refusal  on the  remainder  of those  Designated  Market Areas  ("DMAs" as  determined by the
                  Nielsen  Station  Index),   which  are  primarily  located  in
                  Michigan's lower peninsula.  This right of first refusal shall commence upon our written  notification  to you that we have a
                  qualified   candidate  for  any   territory(ies)   within  the
                  described  DMAs,  and will run for a period of 30 days. In the
                  event   that  you  do  not   exercise   your   right,   and  a
                  territory(ies) is purchased by said candidate, this right of first refusal shall be canceled. If you exercise your right and subsequently sell to the same candidate, or to an entity in which the candidate is a shareholder, you will remit to us an amount equal to 40% of the purchase price in compensation for our efforts.

                  If you choose to exercise your right of first refusal, the following conditions will apply:

                  1. You will provide us with written notice exercising your right within 30 days of your receipt of our notification;

                  2.   The  price  shall  be  $200,000  and  shall  include  the
                       remainder  of  the  counties  within   Michigan's   lower
                       peninsula DMAs as described above;

                  3. Within 5 days of our receipt of your notice, you shall execute an Addendum to Exhibit A (Exclusive Area) of your Agreement. You shall also execute an Addendum to Exhibit B which shall include a Development Schedule for the Territory (exclusive of the Lansing DMA) as listed below:

                              Year 1                             1 stores
                              Year 2                             2 stores
                              Year 3                             3 stores
                              Year 4                             4 stores
                              Year 5                             5 stores
                              Year 6                             5 stores;

                  4. The Development Schedule for the Lansing DMA as listed on Exhibit B of this Agreement shall remain in force;

                  5. You shall issue us a promissory note for $200,000 at 10% interest amortized over a period of 5 years per a payment schedule to be issued at the time of execution of the Addendum. There will be no pre-payment penalty and you may choose to credit your portion of any and all franchise fees to the balance owed.

Paragraph 6 In the event that Michigan's economy (as determined by the Z Michigan Department of Commerce) is declared to be in a depression, we shall suspend both our rights to terminate for non-performance as listed in Section 2(G) and the Development Schedule as listed in Exhibit B and this Addendum. Said Schedule and rights will be re-initiated at the point at which Michigan's economy emerges from said depression.

Paragraph 7 We hereby acknowledge that you and William R. And Linda L. Stewart are owners and principals in Subway restaurants and that said ownership does not violate any non-compete clauses in the Agreement.

Paragraph 8 We hereby acknowledge that it is your intent to cross promote your Mountain Mike's Pizza restaurants with Subway restaurants and that said cross-promotion does not violate any non-compete clauses in the Agreement.


Quality Franchise Systems, Inc.           Master Franchising and Developmental
                                          Systems, Inc.



By:/s/ Bradley Gordon                     By:/s/ William R. Stewart
--------------------------------          -------------------------------------
   Bradley Gordon                              William R. Stewart
   President                                   President

                                    AGREEMENT


This agreement ("Agreement"),dated this 28 day of August, 1993, is by and between Q & S Management, a California corporation (hereinafter"Grantor","Q & S") and Alex Golshanara, an individual (hereinafter "Grantee", "Golshanara").


                                    Recitals

A. Q & S, as the franchisor of the "Mountain Mike's Pizza restaurant chain, seeks to establish additional franchised locations in the geographical area described in the exclusive territory as herein defined.

B. Golshanara, having experience in the restaurant and franchise industries and a familiarity with the markets of said Exclusive Territory, desires to develop franchised locations in the Exclusive Territory for Q&S in exchange for sharing in the initial and continuing income generated by the locations.

C. The parties hereby enter this Agreement to formalize the terms and conditions of their arrangement to jointly develop and establish Mountain Mike's Pizza franchised locations in the exclusive Territory.


                                      Terms

1. Grant of Exclusive Territory. Q&S grants to Golshanara the exclusive right to establish Mountain Mike's Pizza restaurants in the area described in Exhibit `A" attached hereto and incorporated by reference. This area is referred to herein as "Exclusive Territory."

2. Consideration. In consideration for receiving the rights granted in this Agreement,Golshanara shall pay Q&S Fifty thousand Dollars ($50,000.00).

3.  Term:Minimum  Units. The rights granted herein shall be for a period of five
(5) years from the date of this Agreement, provided that during the five (5) year period there shall be established and put into operation in the Exclusive Territory a minimum of six (6) additional Mountain Mike's Pizza restaurants. Any restaurants established in the territory by Q&S during the term hereof, as hereinafter provided, shall be counted in determining said minimum number.

4. Extension. Provided that the minimum units outlined in paragraph 3 are established during the first five year term of this Agreement, the rights shall be extended to Grantee for additional successive five (5) year periods, on the same terms and conditions as described in this Agreement, with the exclusion of Paragraph 2 (no additional fee required), provided that six (6) Mountain Mike's Pizza restaurants are established during each five year period, any restaurants established by Q&S being counted in determining the minimum number.

5. Granting Franchises. For each of the Mountain Mike's Pizza restaurants established in the Exclusive Territory hereunder, a separate franchise agreement and other related agreements shall be entered into between Q&S and the franchisee. The terms of each franchise shall be those contained in the then current version of the franchise agreement ("Franchise Agreement").

6. Grantee not Subfranchisor. Grantee is not a subfranchisor of Q&S and (unless specifically granted or assigned rights or responsibilities of the Franchisor in the future) is not a party to the Franchise Agreements entered into and shall not be responsible or liable for the Franchisor's obligations under the Franchise Agreements in Grantee's Exclusive Territory. Grantee may be a party to the Franchise Agreements as franchisee, which status shall not alter his rights under this agreement.

7. Existing Franchised Units. The parties acknowledge that thirteen (13) Mountain Mike's locations have been established in the Exclusive Territory prior to the date of this Agreement and that the rights granted to Grantee by this Agreement specifically do not apply to these previously established locations listed in Exhibit "A" . In the event any of the existing units close.Grantor shall retain the exclusive right for six (6) months to secure a franchisee for said closed location;should a Franchise Agreement be executed and the restaurant is re-opened within the six-month period the re-opened location shall be considered an existing franchised unit for the purpose of this Agreement. however, should any of the existing units closed and re-open or is sub-franchise by the Grantee, the same shall be subject to all the terms and conditions of this agreement.

         7.a. Exclusive Areas-Franchisees. For all new units established in the Exclusive Territory, the exclusive area granted under the franchise agreement shall not exceed a 1.5 mile radius. This 1.5 mile limitation applies also to existing franchised units which close and subsequently reopen or which franchise agreement expires and subsequently renew.

8. Payments to Grantee-Fees. Grantee shall be entitled to Fifty percent (50%) of the initial franchise fee,renewal fee, and transfer fee collected by Q&S in connection with the granting of a franchise in the Exclusive Territory exclusive of the existing franchised units. Grantor shall distribute these funds to Grantee within thirty (30) days from the date of opening of each franchised location.

9. Payments to Grantee - Royalties. Grantee shall be entitled to a percentage of collected royalties (Collected Royalty Proceeds"), as detailed in 9.b below, received by Q&S from all franchised units established in the Exclusive Territory during the term of this Agreement. Grantor shall rebate to Grantee Collected Royalty Proceeds within thirty (30) days of receipt by Grantor.

         9.a. Collected Royalty Proceeds. For the purpose of this Agreement, "Collected Royalty Proceeds" shall refer to the entire royalty fees received by Q&S from all franchised locations established hereunder, less any extraordinary expenses incurred by Q&S in their collection,provided that these expenses are specifically defined and documented by Grantor and approved by Grantee. Grantor and Grantee shall share these extraordinary collection expenses in direct proportion to the Fraction of Collected Royalty Proceeds payable to Grantor and Grantee. Grantor shall not reduce or waive any Royalty Fee without Grantee consent.

         9.b. Royalty Payments to Grantee- Franchised Locations Operated by Third Parties. Grantee shall received a portion of the Collected Royalty Proceeds according to the following schedule for each individual location that is established under this Agreement:

                                                     Fraction of Collected
                                                     Royalty Proceeds Payable
MONTHS AFTER OPENING DATE                            to Grantee

One(1) to twelve(12)                        One Fifth (1/5th)
Thirteen (13) to twenty-four (24)           Three Tenths (3/10ths)
Twenty-Five (25) thereafter                 Two Fifths (2/5ths)

         9.c. Royalty Payments for Grantee-operated locations. For those locations opened and operated by Grantee in the Exclusive Territory under this Agreement shall not required Initial Franchise fee or any Transfer Fee. Grantee shall pay 2.5% (Two and one-half percent) of gross sales as a royalty for the period Grantee owns the locations,regardless of the provisions in the Franchise agreement for such location. The schedule in paragraph 9.b above shall apply in the event of sale of a location by Grantee.

         9.d. Royalty Payments Continue Beyond This Agreement. Regardless of the continued existence of the Exclusive Territory rights under this agreement, the Grantee shall receive the Royalty Payments for the life of any location established hereunder, and any extension of the relevant franchise, whether the franchise remain in operation at the original location or be moved.

10. Payments to Grantee - Performance Payments. Grantor shall pay Grantee $25,000.00 (Twenty Five Thousand Dollars) upon the opening of the sixth (6th) unit under this Agreement in the Exclusive Territory and Grantee's other exclusive territories . Additionally, Grantor shall pay Grantee $25,000.00 (Twenty Five Thousand Dollars) upon the opening of the eleventh (11th) location within the Exclusive Territory and grantee's other exclusive territories. For the purpose of these performance payments, locations opened by Grantor in Grantee's exclusive territories shall apply.

11. Description of Right. Grantee shall have the exclusive right to sell or transfer through sale Mountain Mike's Pizza franchises within the Exclusive Territory as detailed in Exhibit "A", subject to the following terms and conditions:

         11.a. Each franchisee shall submit complete financial data to Q&S for its review and approval.

         11.b. Each franchise shall execute the then current Q&S Franchise Agreement and agree to be bound by the terms and conditions of said agreement.

         11.c. A full initial franchisee fee or transfer fee as appropriate shall be required for each franchised location under the then-existing Franchise Agreement.

         11.d. Q&S shall be solely responsible for the supervision of and enforcement of the Franchise Agreements granted in the Exclusive Territory. The parties agree that Grantor may delegate training responsibility on a case-by-case basis. (For those locations that Golshanara opens and subsequently sells, Golshanara shall be responsible for providing initial training only. All subsequent training shall be by Grantor. In the event a location is established within the Exclusive Territory that is not opened by Golshanara, then only the Grantor shall be responsible for providing training.)

12. Grantor's Right to Establish Locations. Grantor retains the rights to establish Mountain Mike's Pizza restaurants in Grantee's Exclusive Territory;provided,however,that Grantee shall be entitled to receive from Grantor the fees outlined in this Agreement on any and all franchises established by Grantor in the Exclusive Territory during the term of this Agreement and any extension thereof. This specifically does not apply to those locations established prior to the date of this Agreement. Grantor and Grantee shall mutually approve of the location of new franchised locations within the Exclusive Territory, and neither party shall unreasonably withhold its approval.

13. Breach;Termination. The failure of Grantee to perform any of the terms and conditions of this Agreement,or any breach hereof,including but not limited to the failure to pay amounts due to Grantor within thirty (30) days of written notice to do so,shall be deemed a breach of this Agreement. In the event of a breach of this Agreement,this Agreement shall terminate unless arbitration is requested by Grantee. Any arbitration regarding a breach by Grantee of this Agreement shall be conducted under the rules of the American Arbitration
Association.However,Golshanara shall remain entitled to received royalty payments describes in paragraph 9 for the life of the Franchise Agreements granted in the exclusive Territory hereunder which are open and operating prior to the date this Agreement terminates.

14. Assignment. This Agreement may not be assigned,sold or transferred without the prior written consent of Grantor,which consent shall not be unreasonably withheld. The consent of the Grantor is not required for assignment and transfer of this Agreement by Golshanara to a corporation so long as Golshanara retains fifty-one percent (51%) of the controlling shares of said corporation, nor is such consent required upon transfer or assignment to a partnership where Grantee is and remains a general partner holding fifty percent (50%) or more of the controlling interest.The parties agree that the interest of Grantee under this agreement may be transferred inter vivos to the heirs of said Grantee or to a trust and held thereby, or may pass by will or applicable laws of intestate succession. Any attempt to assign this Agreement other than that outlined in this paragraph 14, or the rights hereunder without the prior written consent of Grantor shall be null and void.

15. Continuation of Payments to Grantee. If for whatever reason this Exclusive territory Agreement expires, is not renewed,or is otherwise canceled, Grantee shall continue to received royalty payments as described hereinabove for all locations open and operating at the time this Agreement expires, Payments shall continue for the life of the Franchise Agreements established hereunder,including any and all renewals and any moved locations.

16. No Maximum Number of Franchised locations. Notwithstanding the minimum performance requirements described in paragraph 3 above, there is no limit as to the number of franchised locations which may be established in Grantee's Exclusive Territory.

17. Grantor's Retained Authority. While Grantor may rely on or defer to the judgment of Grantee from time to time in various matters, the parties agree that Grantor retains the ultimate authority to approve or disapprove of items regarding the Mountain Mike's name, concept and Franchise Agreement in the
Exclusive Territory. These items include but are not limited to site registration,plan approval, equipment approval, franchise sales materials and advertising,restaurant advertising,products and product specifications,and distribution and distribution sources. Grantor shall use its reasonable discretion in exercising its authority.

18. Notices. All notices shall be sent to the parties hereto at their respective addresses set for the below:

              GRANTOR:                            GRANTEE:
         Q & S Management Alex Golshanara 1014 2nd Street, 3rd Floor P.O.Box 2017 Old Sacramento, CA 95814 Watsonville, CA 95077
         Attn:Bradley Gordon

19. Severability. Should any one or more parts of this Agreement be declared invalid by any court of competent jurisdiction for any reason, such decision shall not effect the validity of any remaining portions which shall remain in full force and effect

20. Mutual Indemnification. Each party agrees to hold the other party harmless from all bills,debts,obligations and liabilities incurred in the operation of their respective businesses. Furthermore,Grantor shall indemnify Grantee from any liability that may arise from the Franchise Agreements executed hereunder and from Grantor's activities in the Exclusive Territory,and Grantee shall indemnify Grantor from any liability that may arise from Grantee's sales and development efforts in the Exclusive Territory.

21. Covenant Not to Compete. Grantee agrees that neither Grantee nor its principal officers or shareholders shall undertake any activities,during the term of this Agreement, in direct competition to the Mountain Mike's Pizza restaurants in the Exclusive Territory. Grantee's operation of a Mountain Mike's Pizza restaurant under franchise shall not be considered as being in competition.

22. Definitions. The Exclusive territory Rights include, but are not limited to, the right to own, be franchised,develop, open,operate,and/or sell or resell a restaurant, and also the right to discover and furnish to Q&S third parties ready,willing and able to purchase a Mountain Mike franchise and operate a restaurant within the said exclusive territory. The term "operator" shall mean the Grantee if he be the owner and operator of a restaurant, or a third party or parties who are successors of the Grantee or who were obtained as franchisees under the provisions of this Agreement.

23. First Right of Refusal-Closed Units. In the event any Mountain Mike's restaurant within Santa Clara County should close,including any existing franchised unit Grantee shall have the first right of refusal to take over the closed location, without payment of additional Franchise Fees, Service fees after takeover shall be as provided by the Franchise agreement subject to the terms hereof.

24. [TEXT MISSING]

25. Registration Provisions. To comply with California laws regarding the sale of Franchises, Q&S agrees to register Grantee with the State, and any other governmental authority where required, as its representative for the Exclusive Territory. This does not impose upon Q&S any employer obligations except as may be specifically set forth herein. Grantee is an independent contractor,not an employee. Grantee may elect to register independently with the State, and other governmental authorities,whether or not required. Should the Grantee so elect Q&S will use its best efforts to assist in said independent registration and will furnish to Grantee all records and other documents which the government entity may require,at no cost to Grantee except that Grantee will be responsible for payment of all costs of such registration. Neither party may cancel this agreement because of governmental registration requirements. In the event any provision of this agreement is contrary to law or governmental regulations, the same shall be amended in such fashion as to bring the agreement into compliance without altering the rights of the Grantee.

26. Transfer by Q&S. Should Q&S transfer its rights to franchise Mountain Mike's Restaurants, in whole or in part,voluntarily or involuntarily, or should Q&S be merged with another corporation or entity, this agreement shall survive such transfer or merger, and the rights herein shall remain in full force and effect as to the subsequent person or entity obtaining said Franchising rights.

27. Sole Agreement. This is the only agreement between the parties in respect to the exclusive rights for Santa Clara County. There are no oral agreements. This agreement does not modify in any respect other agreements between the parties relative to other Counties.

28. Attorney Fees and Costs. In Arbitration or Litigation in respect to this agreement the prevailing party shall be entitled to judgment or award of attorney fees and costs.

29. Time of Essence. Time is the essence of this Agreement.

IN WITNESS WHEREOF, the parties have entered into this Agreement this 28 day of August, 1993. Executed in duplicated original.

Q & S MANAGEMENT                         ALEX GOLSHANARA


/s/   Bradley L. Gordon                 /s/    Alex Golshanara
--------------------------             ---------------------------
Bradley Gordon                         Alex Golshanara
Chief Executive Officer

                                    EXHIBIT A


                               EXCLUSIVE TERRITORY


The Exclusive Territory as defined in the Agreement between Q & S Management and Alex Golshanara is the entire County of Santa Clara,California, except for those areas in Santa Clara County listed below:

(NOTE: Specific descriptions of each of the exclusive areas for the locations below shall be provided with the final draft of this Agreement)



Morgan Hill
Hamilton
Camden/Almaden
Los Gatos
Gilroy
Branham/Pearl
Mountain View # 1
Santa Teresa/Cottle
Blossom Hill
Capitol/McKee
Mountain View # 2
Sunnyvale # 2
Kiely/Benton



In the event any of the Franchise Agreements protecting the above-referenced areas expire or terminate the area shall become part of Grantee's Exclusive Territory.